Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended March 31, 2011

Boston Properties, Inc.

First Quarter 2011

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Value-Added Fund	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties - Lease Expiration Roll Out	26
Grand Total - Office, Office/Technical, Industrial and Retail Properties	27
Greater Boston Area Lease Expiration Roll Out	28-29
Washington, D.C. Area Lease Expiration Roll Out	30-31
San Francisco Area Lease Expiration Roll Out	32-33
Midtown Manhattan Area Lease Expiration Roll Out	34-35
Princeton Area Lease Expiration Roll Out	36-37
CBD/Suburban Lease Expiration Roll Out	38-39
Hotel Performance and Occupancy Analysis	40
Same Property Performance	41
Reconciliation to Same Property Performance and Net Income	42-43
Leasing Activity	44
Capital Expenditures, Tenant Improvements and Leasing Commissions	45
Acquisitions/Dispositions	46
Value Creation Pipeline - Construction in Progress	47
Value Creation Pipeline - Land Parcels and Purchase Options	48
Definitions	49-50

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

First Quarter 2011

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, one hotel, two residential properties and three retail properties. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-four individuals averages twenty-six years of real estate experience and seventeen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of the Board of Directors and Chief Executive Officer; Douglas T. Linde, President; E. Mitchell Norville, Executive Vice President, Chief Operating Officer; Raymond A. Ritchey, Executive Vice President, National Director of Acquisitions and Development; and Michael E. LaBelle, Senior Vice President, Chief Financial Officer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other senior officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of ten distinguished members, the majority of whom serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy that includes the following:

•

concentrating on a few carefully selected markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities;

•	selectively acquiring assets which increase its penetration in these select markets;

•	taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise;

•	pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and

•	continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of March 31, 2011)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures, other than the Value-Added Fund)	150
Total Square Feet (includes unconsolidated joint ventures, other than the Value-Added Fund, and structured parking)	55.6 million
Common Shares and Units Outstanding (as converted, but excluding outperformance plan units)	166.6 million
Dividend - Quarter/Annualized	$0.50/$2.00
Dividend Yield	2.11%
Total Combined Market Capitalization	$25.3 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A- (S&P)

Boston Properties, Inc.

First Quarter 2011

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman	Dr. Jacob A. Frenkel	E. Mitchell Norville	Robert E. Pester
Chairman of the Board and Chief Executive Officer	Director	Executive Vice President, Chief Operating Officer	Senior Vice President and Regional Manager of San Francisco

Douglas T. Linde	Matthew J. Lustig	Raymond A. Ritchey	Robert E. Selsam
President and Director	Director	Executive Vice President, National Director of Acquisitions & Development	Senior Vice President and Regional Manager of New York

Lawrence S. Bacow	Alan J. Patricof	Michael E. LaBelle	Frank D. Burt
Director	Director, Chair of Audit Committee	Senior Vice President, Chief Financial Officer	Senior Vice President, General Counsel

Zoë Baird	Martin Turchin	Peter D. Johnston	Michael R. Walsh
Director, Chair of Nominating & Corporate Governance Committee	Director	Senior Vice President and Regional Manager of Washington, D.C.	Senior Vice President, Finance

Carol B. Einiger	David A. Twardock	Bryan J. Koop	Arthur S. Flashman
Director	Director, Chair of Compensation Committee	Senior Vice President and Regional Manager of Boston	Vice President, Controller

Mitchell S. Landis
Senior Vice President and Regional Manager of Princeton

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com

Inquiries should be directed to Michael Walsh, Senior Vice President, Finance at 617.236.3410 or

mwalsh@bostonproperties.com

Arista Joyner, Investor Relations Manager

at 617.236.3343 or

ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010
High Closing Price	$95.92	$90.73	$88.88	$83.39	$77.14
Low Closing Price	$84.66	$81.56	$69.08	$71.34	$62.49
Average Closing Price	$92.04	$85.68	$81.80	$77.51	$69.14
Closing Price, at the end of the quarter	$94.85	$86.10	$83.12	$71.34	$75.44
Dividends per share - annualized	$2.00	$2.00	$2.00	$2.00	$2.00
Closing dividend yield - annualized	2.11%	2.32%	2.41%	2.80%	2.65%
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding outperformance plan units) (thousands) (1)	166,567	162,555	162,534	162,086	161,911
Closing market value of outstanding shares and units (thousands)	$15,798,880	$13,995,986	$13,509,826	$11,563,216	$12,214,566

(1)	For additional detail, see page 12.

Timing

Quarterly results for the remainder of 2011 will be announced according to the following schedule:

Second Quarter	Tentatively July 26, 2011	Fourth Quarter	Tentatively January 31, 2012
Third Quarter	Tentatively October 25, 2011

Boston Properties, Inc.

First Quarter 2011

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage	Rating Agencies

John Eade	Steve Sakwa / George Auerbach	Tom Truxillo	Janice Svec
Argus Research Company	ISI Group	Bank of America Merrill Lynch	Fitch Ratings
212.427.7500	212.446.9462 / 212.446.9459	980.386.5212	212.908.0304

Jeffrey Spector / Jamie Feldman	Steve Benyik	Thomas Cook	Karen Nickerson
Bank of America Merrill Lynch	Jefferies & Co.	Citi Investment Research	Moody’s Investors Service
212.449.6329 / 212.449.6339	212.707.6348	212.723.1112	212.553.4924

Ross Smotrich / Michael Lewis	Mitch Germain	John Giordano	James Fielding
Barclays Capital	JMP Securities	Credit Suisse Securities	Standard & Poor’s
212.526.2306 / 212.526.3098	212.906.3546	212.538.4935	212.438.2452

Michael Bilerman / Joshua Attie	Anthony Paolone / Joseph Dazio	Mark Streeter
Citigroup Global Markets	J.P. Morgan Securities	J.P. Morgan Securities
212.816.1383 / 212.816.1685	212.622.6682 / 212.622.6416	212.834.5086

James Sullivan / Stephen Boyd	Sheila McGrath / Kristin Brown	Thierry Perrein / Jason Jones
Cowen and Company	Keefe, Bruyette & Woods	Wells Fargo
646.562.1380 / 646.562.1382	212.887.7793 / 212.887.7738	704.715.8455 / 704.715.7932

Andrew Rosivach / Suzanne Kim	Jordan Sadler / Craig Mailman
Credit Suisse	KeyBanc Capital Markets
415.249.7942 / 415.249.7943	917.368.2280 / 917.368.2316

John Perry / Vin Chao	Robert Stevenson
Deutsche Bank Securities	Macquarie Research
212.250.4912 / 212.250.6799	212.857.6168

Sri Nagarajan / Evan Smith	David Rodgers / Mike Carroll
FBR Capital Markets	RBC Capital Markets
646.885.5429 / 646.885.5431	440.715.2647 / 440.715.2649

David Harris	Alexander Goldfarb / James Milam
Gleacher & Company	Sandler O’Neill & Partners
203.532.7332	212.466.7937 / 212.466.8066

Jay Habermann / Sloan Bohlen	John Guinee / Erin Aslakson
Goldman Sachs & Company	Stifel, Nicolaus & Company
917.343.4260 / 212.902.2796	443.224.1307 / 443.224.1350

Michael Knott / Lukas Hartwich	Ross Nussbaum
Green Street Advisors	UBS Securities
949.640.8780 / 949.640.8780	212.713.2484

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

First Quarter 2011

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9-11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 49-50.

	Three Months Ended
	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10

Selected Items:

Revenue	$417,875	$392,482	$386,410	$393,841	$378,071
Straight-line rent (1)	$21,073	$20,082	$22,861	$27,038	$29,068
Fair value lease revenue (1) (2)	$20,761	$18,875	$19,368	$19,748	$23,319
Company share of funds from operations from unconsolidated joint ventures	$35,041	$35,468	$38,167	$37,589	$38,923
Lease termination fees (included in revenue) (1)	$2,003	$2,210	$5,225	$4,156	$1,907
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	$9,505	$9,486	$9,453	$9,263	$10,112
Capitalized interest	$11,239	$14,569	$9,302	$9,023	$8,087
Capitalized wages	$2,559	$3,114	$3,247	$2,745	$2,524
Operating Margins [(rental revenue - rental expense)/rental revenue] (3)	67.0%	68.4%	67.2%	68.1%	67.3%
Losses from early extinguishments of debt (4)	$—	$81,662	$—	$6,051	$2,170
Net income (loss) attributable to Boston Properties, Inc.	$40,813	$(12,903)	$57,668	$61,412	$52,714
Funds from operations (FFO) attributable to Boston Properties, Inc.	$159,980	$89,878	$150,847	$156,870	$149,596
FFO per share - diluted	$1.12	$0.64	$1.07	$1.12	$1.07
Net income (loss) attributable to Boston Properties, Inc. per share - basic	$0.29	$(0.09)	$0.41	$0.44	$0.38
Net income (loss) attributable to Boston Properties, Inc. per share - diluted	$0.29	$(0.09)	$0.41	$0.44	$0.38
Dividends per common share	$0.50	$0.50	$0.50	$0.50	$0.50
Funds available for distribution to common shareholders and common unitholders (FAD) (5)	$127,782	$133,472	$114,097	$121,829	$55,328

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (6)	2.90	3.06	2.77	2.73	2.80
Interest Coverage Ratio (including capitalized interest) - cash basis (6)	2.57	2.59	2.50	2.47	2.54
FFO Payout Ratio	44.64%	78.13%	46.73%	44.64%	46.73%
FAD Payout Ratio	64.65%	60.39%	70.63%	65.97%	145.10%

	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Capitalization:

Common Stock Price @ Quarter End	$94.85	$86.10	$83.12	$71.34	$75.44
Equity Value @ Quarter End	$15,798,880	$13,995,986	$13,509,826	$11,563,216	$12,214,566
Total Consolidated Debt	$7,937,264	$7,786,001	$7,444,886	$7,229,300	$6,674,899
Total Consolidated Market Capitalization	$23,736,144	$21,781,987	$20,954,712	$18,792,516	$18,889,465
Total Consolidated Debt/Total Consolidated Market Capitalization (7)	33.44%	35.75%	35.53%	38.47%	35.34%

BXP’s Share of Joint Venture Debt	$1,542,952	$1,543,960	$1,558,597	$1,535,198	$1,520,976
Total Combined Debt	$9,480,216	$9,329,961	$9,003,483	$8,764,498	$8,195,875
Total Combined Market Capitalization (8)	$25,279,096	$23,325,947	$22,513,309	$20,327,714	$20,410,441
Total Combined Debt/Total Combined Market Capitalization (8) (9)	37.50%	40.00%	39.99%	43.12%	40.16%

(1)	Includes the Company’s share of unconsolidated joint venture amounts. For additional detail, see page 17.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Rental Expense consists of operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $9,704, $10,404, $9,211, $9,311 and $9,131 for the three months ended March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively.
(4)	During the three months ended March 31, 2010, the Company’s Operating Partnership repurchased approximately $53.6 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $53.0 million. The repurchased notes had an aggregate carrying value of approximately $50.8 million, resulting in the recognition of a loss on early extinguishment of approximately $2.2 million. During the three months ended June 30, 2010, the Company’s Operating Partnership repurchased approximately $132.8 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $132.5 million. These repurchased notes had an aggregate carrying value of approximately $126.4 million, resulting in the recognition of a loss on early extinguishment of approximately $6.1 million. During the three months ended December 31, 2010, the Company’s Operating Partnership repurchased $50.0 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $51.1 million. The repurchased notes had an aggregate carrying value of approximately $48.4 million, resulting in the recognition of a loss on early extinguishment of approximately $2.3 million. During the three months ended December 31, 2010, the Company’s Operating Partnership redeemed $700.0 million aggregate principal amount of its 6.25% senior notes due 2013 for approximately $793.1 million, including accrued interest of approximately $17.9 million, resulting in the recognition of a loss on early extinguishment of approximately $79.3 million.
(5)	For a quantitative reconciliation of the differences between FAD and FFO, see page 11.
(6)	For additional detail, see page 11.
(7)	For disclosures related to our definition of Total Consolidated Debt to Total Consolidated Market Capitalization Ratio, see page 49.
(8)	For additional detail, see page 12.
(9)	For disclosures related to our definition of Total Combined Debt to Total Combined Market Capitalization Ratio, see page 49.

Boston Properties, Inc.

First Quarter 2011

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
ASSETS
Real estate	$11,567,294	$10,933,977	$10,015,347	$9,984,329	$9,823,024
Development in progress	681,342	1,073,402	1,003,508	632,731	662,809
Land held for future development	759,786	757,556	754,120	732,006	730,201
Less accumulated depreciation	(2,411,378)	(2,323,818)	(2,243,265)	(2,173,300)	(2,103,274)

Total real estate	10,597,044	10,441,117	9,529,710	9,175,766	9,112,760
Cash and cash equivalents	747,305	478,948	1,270,074	1,703,448	1,220,392
Cash held in escrows (1)	305,692	308,031	300,771	25,382	20,848
Marketable securities	9,800	8,732	7,911	7,026	7,592
Tenant and other receivables, net	54,740	60,813	50,722	42,775	53,831
Note receivable (2)	270,000	270,000	270,000	270,000	270,000
Interest receivable from related party note receivable	75,280	69,005	62,933	55,827	48,254
Accrued rental income, net	463,117	442,683	421,008	401,054	376,942
Deferred charges, net	449,076	436,019	300,882	289,388	291,564
Prepaid expenses and other assets	100,897	65,663	42,391	22,385	50,998
Investments in unconsolidated joint ventures	762,522	767,252	792,434	794,650	798,161

Total assets	$13,835,473	$13,348,263	$13,048,836	$12,787,701	$12,251,342

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable (1)	$3,188,025	$3,047,586	$2,813,338	$2,608,577	$2,637,534
Unsecured senior notes, net of discount	3,016,743	3,016,598	2,872,058	2,871,909	2,172,525
Unsecured exchangeable senior notes, net of discount	1,732,496	1,721,817	1,759,490	1,748,814	1,864,840
Unsecured line of credit	—	—	—	—	—
Accounts payable and accrued expenses	171,617	186,059	199,534	177,000	189,633
Dividends and distributions payable	83,019	81,031	81,068	80,865	80,756
Accrued interest payable	88,070	62,327	84,689	80,521	69,166
Other liabilities	210,392	213,000	104,914	95,423	115,755

Total liabilities	8,490,362	8,328,418	7,915,091	7,663,109	7,130,209

Commitments and contingencies	—	—	—	—	—

Noncontrolling interest:
Redeemable preferred units of the Operating Partnership	55,652	55,652	55,652	55,652	55,652

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 145,058,429, 140,199,105, 140,058,421, 139,273,399 and 139,003,995 outstanding, respectively	1,451	1,402	1,401	1,393	1,390
Additional paid-in capital	4,771,659	4,417,162	4,424,711	4,394,435	4,381,075
Earnings (dividends) in excess of dividends (earnings)	(56,479)	(24,763)	58,051	70,426	78,645
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(17,867)	(18,436)	(19,530)	(20,155)	(21,145)

Total stockholders’ equity attributable to Boston Properties, Inc.	4,696,042	4,372,643	4,461,911	4,443,377	4,437,243

Noncontrolling interests:
Common units of the Operating Partnership	594,002	592,164	609,454	619,224	622,263
Property partnerships	(585)	(614)	6,728	6,339	5,975

Total equity	5,289,459	4,964,193	5,078,093	5,068,940	5,065,481

Total liabilities and equity	$13,835,473	$13,348,263	$13,048,836	$12,787,701	$12,251,342

(1)	On September 24, 2010, in connection with the acquisition of 510 Madison Avenue in New York City, the Company caused the assignment of the existing mortgage to a new lender and subsequently increased the amount borrowed to $267.5 million. This amount is fully secured by cash deposits included within the caption “Cash held in escrows.”
(2)	The note receivable consists of a partner loan from the Company to the unconsolidated joint venture entity that owns the General Motors Building. The unconsolidated entity has a corresponding note payable to the Company, see page 17.

Boston Properties, Inc.

First Quarter 2011

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Revenue
Rental
Base Rent	$339,535	$312,899	$310,459	$305,823	$302,383
Recoveries from tenants	45,896	45,189	45,646	44,340	45,544
Parking and other	19,068	16,920	15,850	16,423	15,297

Total rental revenue	404,499	375,008	371,955	366,586	363,224
Hotel revenue	5,948	10,510	8,016	8,371	5,903
Development and management services (1)	7,428	6,964	6,439	18,884	8,944

Total revenue	417,875	392,482	386,410	393,841	378,071

Expenses
Operating	79,208	70,807	71,100	68,039	69,062
Real estate taxes	60,763	54,577	56,941	55,245	55,923
Hotel operating	5,739	7,602	6,194	6,089	5,268
General and administrative (2) (3)	24,643	17,121	18,067	17,648	26,822
Acquisition costs (4)	72	721	1,893	—	—
Gain from suspension of development (5)	—	—	—	—	(7,200)
Depreciation and amortization	109,428	92,763	81,133	81,400	83,075

Total expenses	279,853	243,591	235,328	228,421	232,950

Operating income	138,022	148,891	151,082	165,420	145,121
Other income (expense)
Income from unconsolidated joint ventures	7,976	9,834	11,565	7,465	7,910
Interest and other income	974	1,691	1,814	2,117	1,710
Gains (losses) from investments in securities (2)	373	682	731	(678)	200
Interest expense (6) (7)	(99,151)	(92,192)	(97,103)	(96,755)	(92,029)
Losses from early extinguishments of debt (8)	—	(81,662)	—	(6,051)	(2,170)

Income (loss) from continuing operations	48,194	(12,756)	68,089	71,518	60,742
Gains on sales of real estate (1)	—	—	—	969	1,765

Net income (loss)	48,194	(12,756)	68,089	72,487	62,507
Net income (loss) attributable to noncontrolling interests
Noncontrolling interests in property partnerships	(529)	(907)	(889)	(864)	(804)
Noncontrolling interest - redeemable preferred units of the Operating Partnership	(823)	(795)	(820)	(836)	(892)
Noncontrolling interest - common units of the Operating Partnership (9)	(6,029)	1,555	(8,712)	(9,250)	(7,870)
Noncontrolling interest in gains on sales of real estate - common units of the Operating Partnership (9)	—	—	—	(125)	(227)

Net income (loss) attributable to Boston Properties, Inc.	$40,813	$(12,903)	$57,668	$61,412	$52,714

INCOME (LOSS) PER SHARE OF COMMON STOCK (EPS)
Net income (loss) attributable to Boston Properties, Inc. per share - basic	$0.29	$(0.09)	$0.41	$0.44	$0.38

Net income (loss) attributable to Boston Properties, Inc. per share - diluted	$0.29	$(0.09)	$0.41	$0.44	$0.38

(1)	During the three months ended June 30, 2010, the Company satisfied the requirements of its master lease agreement related to the 2006 sale of 280 Park Avenue in New York City, resulting in the recognition of the remaining deferred gain on sale of real estate totaling approximately $1.0 million. In conjunction with the satisfaction of the master lease agreement, the property management and leasing agreement entered into with the seller at the time of the sale was terminated, resulting in the recognition of deferred management fees totaling approximately $12.2 million.
(2)	Gains (losses) from investments in securities includes $373, $682, $731, $(678) and $200 and general and administrative expense includes $(425), $(636), $(521), $675 and $(288) for the three months ended March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively, related to the Company’s deferred compensation plan.
(3)	For the three months ended March 31, 2011, general and administrative expense includes approximately $4.3 million consisting of the acceleration of the remaining unrecognized compensation expense associated with the conclusion of the three-year measurement period of the Company’s 2008 OPP Awards. The 2008 OPP Awards were not earned and therefore the program was terminated. For the three months ended March 31, 2010, general and administrative expense includes an aggregate of approximately $5.8 million of remaining stock-based compensation granted between 2006 and 2009 to Edward H. Linde, our former Chief Executive Officer, which expense was accelerated as a result of his passing on January 10, 2010.
(4)	Beginning January 1, 2009, the Company is required to expense costs incurred during the period that are associated with the acquisitions and pending acquisitions of real estate, such as legal, due diligence and other closing related costs, in accordance with ASC 805 “Business Combinations” (formerly known as SFAS No. 141(R)).
(5)	On February 6, 2009, the Company announced that it was suspending construction on its 1,000,000 square foot office building at 250 West 55th Street in New York City. During the first quarter of 2009, the Company recognized costs aggregating approximately $27.8 million related to the suspension of development, which amount included a $20.0 million contractual amount due pursuant to a lease agreement. During December 2009, the Company completed the construction of foundations and steel/deck to grade to facilitate a restart of construction in the future and as a result ceased interest capitalization on the project. On January 19, 2010, the Company paid $12.8 million related to the termination of the lease agreement. As a result, the Company recognized approximately $7.2 million of income during the first quarter of 2010.
(6)	Interest expense is reported net of capitalized interest of $11,239, $14,569, $9,302, $9,023 and $8,087 for the three months ended March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively.
(7)	Includes additional non-cash interest expense related to the adoption of ASC 470-20 (formerly known as FSP No. APB 14-1). For additional detail, see page 12.
(8)	During the three months ended March 31, 2010, the Company’s Operating Partnership repurchased approximately $53.6 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $53.0 million. The repurchased notes had an aggregate carrying value of approximately $50.8 million, resulting in the recognition of a loss on early extinguishment of approximately $2.2 million. During the three months ended June 30, 2010, the Company’s Operating Partnership repurchased approximately $132.8 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $132.5 million. These repurchased notes had an aggregate carrying value of approximately $126.4 million, resulting in the recognition of a loss on early extinguishment of approximately $6.1 million. During the three months ended December 31, 2010, the Company’s Operating Partnership repurchased $50.0 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $51.1 million. The repurchased notes had an aggregate carrying value of approximately $48.4 million, resulting in the recognition of a loss on early extinguishment of approximately $2.3 million. During the three months ended December 31, 2010, the Company’s Operating Partnership redeemed $700.0 million aggregate principal amount of its 6.25% senior notes due 2013 for approximately $793.1 million, including accrued interest of approximately $17.9 million, resulting in the recognition of a loss on early extinguishment of approximately $79.3 million.
(9)	Equals noncontrolling interest - common units of the Operating Partnership’s share of 12.33%, 12.54%, 12.73%, 12.87% and 12.88% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively.

Boston Properties, Inc.

First Quarter 2011

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Net income (loss) attributable to Boston Properties, Inc.	$40,813	$(12,903)	$57,668	$61,412	$52,714
Add:
Noncontrolling interest in gains on sales of real estate - common units of the Operating Partnership	—	—	—	125	227
Noncontrolling interest - common units of the Operating Partnership	6,029	(1,555)	8,712	9,250	7,870
Noncontrolling interest - redeemable preferred units of the Operating Partnership	823	795	820	836	892
Noncontrolling interests in property partnerships	529	907	889	864	804
Less:
Gains on sales of real estate	—	—	—	969	1,765

Income (loss) from continuing operations	48,194	(12,756)	68,089	71,518	60,742
Add:
Real estate depreciation and amortization (1)	136,104	118,573	107,300	111,055	113,618
Less:
Gain on sale of real estate included within income from unconsolidated joint ventures (2)	—	572	—	—	—
Noncontrolling interests in property partnerships’ share of funds from operations	993	1,686	1,724	1,697	1,755
Noncontrolling interest - redeemable preferred units of the Operating Partnership	823	795	820	836	892

Funds from operations (FFO) attributable to the Operating Partnership	182,482	102,764	172,845	180,040	171,713
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	22,502	12,886	21,998	23,170	22,117

FFO attributable to Boston Properties, Inc. (3)	$159,980	$89,878	$150,847	$156,870	$149,596

FFO per share - basic	$1.13	$0.64	$1.08	$1.13	$1.08

Weighted average shares outstanding - basic	142,095	140,105	139,595	139,113	138,931

FFO per share - diluted	$1.12	$0.64	$1.07	$1.12	$1.07

Weighted average shares outstanding - diluted	143,965	142,059	141,654	141,287	141,058

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $109,428, $92,763, $81,133, $81,400 and $83,075, our share of unconsolidated joint venture real estate depreciation and amortization of $27,065, $26,206, $26,602, $30,124 and $31,013, less corporate related depreciation of $389, $396, $435, $469 and $470 for the three months ended March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively.
(2)	For the three months ended December 31, 2010, consists of the portion of income from unconsolidated joint ventures related to the gain on sale of real estate from the sale of the Company’s 5.00% equity interest in the unconsolidated joint venture entity that owns the retail portion of the Wisconsin Place mixed-use property for approximately $1.4 million of cash.
(3)	Based on weighted average shares for the quarter. The Company’s share for the quarter ended March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010 was 87.67%, 87.46%, 87.27%, 87.13% and 87.12%, respectively.

Boston Properties, Inc.

First Quarter 2011

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)

Basic FFO	$182,482	162,082	$102,764	160,191	$172,845	159,952	$180,040	159,660	$171,713	159,472
Effect of Dilutive Securities
Convertible Preferred Units	823	1,461	795	1,461	820	1,461	836	1,461	892	1,461
Stock based compensation	—	409	—	493	—	598	—	713	—	666

Diluted FFO	$183,305	163,952	$103,559	162,145	$173,665	162,011	$180,876	161,834	$172,605	161,599

Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted funds from operations	22,346	19,987	12,829	20,086	21,822	20,357	22,965	20,547	21,940	20,541

Company’s share of diluted FFO (1)	$160,959	143,965	$90,730	142,059	$151,843	141,654	$157,911	141,287	$150,665	141,058

FFO per share - basic	$1.13		$0.64		$1.08		$1.13		$1.08

FFO per share - diluted	$1.12		$0.64		$1.07		$1.12		$1.07

(1)	Based on weighted average diluted shares for the quarter. The Company’s share for the quarter ended March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010 was 87.81%, 87.61%, 87.43%, 87.30% and 87.29%, respectively.

Boston Properties, Inc.

First Quarter 2011

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Basic FFO (see page 9)	$182,482	$102,764	$172,845	$180,040	$171,713
2nd generation tenant improvements and leasing commissions	(33,881)	(23,095)	(31,154)	(26,451)	(90,072)
Straight-line rent (1)	(21,073)	(20,082)	(22,861)	(27,038)	(29,068)
Recurring capital expenditures	(1,130)	(7,878)	(3,070)	(1,996)	(1,044)
Fair value interest adjustment (1)	45	1,394	1,196	1,552	1,795
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	9,505	9,486	9,453	9,263	10,112
Fair value lease revenue (1) (2)	(20,761)	(18,875)	(19,368)	(19,748)	(23,319)
Hotel improvements, equipment upgrades and replacements	(494)	(1,542)	(231)	(182)	(307)
Non real estate depreciation	389	396	435	469	470
Stock-based compensation (3)	11,856	6,127	6,380	6,334	14,011
Gain from suspension of development	—	—	—	—	(7,200)
Losses from early extinguishments of debt	—	81,662	—	6,051	2,170
Non-cash termination income (including fair value lease amounts)	—	—	—	(849)	(585)
Non-cash income from termination of management agreement	—	—	—	(12,212)	—
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	844	3,115	472	6,596	6,652

Funds available for distribution to common shareholders and common unitholders (FAD)	$127,782	$133,472	$114,097	$121,829	$55,328

Interest Coverage Ratios (in thousands, except for ratio amounts)

	Three Months Ended
	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Excluding Capitalized Interest
Income from continuing operations	$48,194	$(12,756)	$68,089	$71,518	$60,742
Interest expense	99,151	92,192	97,103	96,755	92,029
Depreciation and amortization expense	109,428	92,763	81,133	81,400	83,075
Depreciation and amortization expense from unconsolidated joint ventures	27,065	26,206	26,602	30,124	31,013
Gain from suspension of development	—	—	—	—	(7,200)
Losses from early extinguishments of debt	—	81,662	—	6,051	2,170
Non-cash termination income (including fair value lease amounts)	—	—	—	(849)	(585)
Non-cash income from termination of management agreement	—	—	—	(12,212)	—
Stock-based compensation	11,856	6,127	6,380	6,334	14,011
Straight-line rent (1)	(21,073)	(20,082)	(22,861)	(27,038)	(29,068)
Fair value lease revenue (1) (2)	(20,761)	(18,875)	(19,368)	(19,748)	(23,319)

Subtotal	253,860	247,237	237,078	232,335	222,868

Divided by:
Adjusted interest expense (4) (5)	87,598	80,855	85,504	85,145	79,677

Interest Coverage Ratio	2.90	3.06	2.77	2.73	2.80

Including Capitalized Interest
Income from continuing operations	$48,194	$(12,756)	$68,089	$71,518	$60,742
Interest expense	99,151	92,192	97,103	96,755	92,029
Depreciation and amortization expense	109,428	92,763	81,133	81,400	83,075
Depreciation and amortization expense from unconsolidated joint ventures	27,065	26,206	26,602	30,124	31,013
Gain from suspension of development	—	—	—	—	(7,200)
Losses from early extinguishments of debt	—	81,662	—	6,051	2,170
Non-cash termination income (including fair value lease amounts)	—	—	—	(849)	(585)
Non-cash income from termination of management agreement	—	—	—	(12,212)	—
Stock-based compensation	11,856	6,127	6,380	6,334	14,011
Straight-line rent (1)	(21,073)	(20,082)	(22,861)	(27,038)	(29,068)
Fair value lease revenue (1) (2)	(20,761)	(18,875)	(19,368)	(19,748)	(23,319)

Subtotal	253,860	247,237	237,078	232,335	222,868

Divided by:
Adjusted interest expense (4) (5) (6)	98,837	95,424	94,806	94,168	87,764

Interest Coverage Ratio	2.57	2.59	2.50	2.47	2.54

(1)	Includes the Company’s share of unconsolidated joint venture amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	For the three months ended March 31, 2011, stock-based compensation includes approximately $4.3 million consisting of the acceleration of the remaining unrecognized compensation expense associated with the conclusion of the three-year measurement period of the Company’s 2008 OPP Awards. The 2008 OPP Awards were not earned and therefore the program was terminated. For the three months ended March 31, 2010, stock-based compensation includes an aggregate of approximately $5.8 million of remaining stock-based compensation granted between 2006 and 2009 to Edward H. Linde, our former Chief Executive Officer, which expense was accelerated as a result of his passing on January 10, 2010.
(4)	Excludes the impact of the ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment of $9,505, $9,486, $9,453, $9,263 and $10,112 for the three months ended March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively.
(5)	Excludes amortization of financing costs of $2,048, $1,851, $2,146, $2,347 and $2,240 for the three months ended March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively.
(6)	Includes capitalized interest of $11,239, $14,569, $9,302, $9,023 and $8,087 for the three months ended March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively.

Boston Properties, Inc.

First Quarter 2011

CAPITAL STRUCTURE

Consolidated Debt
(in thousands)

Aggregate Principal March 31, 2011
Mortgage Notes Payable	$3,157,142
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	3,025,000
Unsecured Exchangeable Senior Notes, at face value	1,823,694

Total Debt	8,005,836
Fair Value Adjustment on Mortgage Notes Payable	30,883
Discount on Unsecured Senior Notes	(8,257)
Discount on Unsecured Exchangeable Senior Notes	(7,075)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment (1)	(84,123)

Total Consolidated Debt	$7,937,264

Boston Properties Limited Partnership Unsecured Senior Notes
Settlement Date	11/18/2010	4/19/2010	10/9/2009	5/22/2003	3/18/2003	1/17/2003	12/13/2002	Total/Average
Original Principal Amount	$850,000	$700,000	$700,000	$250,000	$300,000	$175,000	$750,000	$3,725,000
Principal Amount at Quarter End	$850,000	$700,000	$700,000	$250,000	$300,000	$42,568	$182,432	$3,025,000
Yield (on issue date)	4.289%	5.708%	5.967%	5.194%	5.693%	6.291%	6.381%	5.56%
Coupon	4.125%	5.625%	5.875%	5.000%	5.625%	6.250%	6.250%	5.44%
Public Offering Price	99.260%	99.891%	99.931%	99.329%	99.898%	99.763%	99.650%	99.66%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	5/15/2021	11/15/2020	10/15/2019	6/1/2015	4/15/2015	1/15/2013	1/15/2013
Discount	$6,170	$727	$428	$698	$126	$20	$88	$8,257

Unsecured Senior Notes, net of discount	$843,830	$699,273	$699,572	$249,302	$299,874	$42,548	$182,344	$3,016,743

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes
Settlement Date	8/19/2008	2/6/2007	4/6/2006	Total/Average
Original Principal Amount	$747,500	$862,500	$450,000	$2,060,000
Principal Amount at Quarter End	$747,500	$626,194	$450,000	$1,823,694
Yield (on issue date)	4.037%	3.462%	3.787%	3.778%
GAAP Yield	6.555%	5.630%	5.958%	6.090%
Coupon	3.625%	2.875%	3.750%
Exchange Rate	8.5051	7.0430	10.0066
Exchange Price	$135.66 (2)	$141.98	$99.93
First Optional Redemption Date	N/A	2/20/2012	5/18/2013
Maturity Date	2/15/2014	2/15/2037	5/15/2036
Discount	$4,097	$2,978	$—	$7,075
ASC 470-20 (FSP APB 14-1) Adjustment (1)	$52,793	$11,634	$19,696	$84,123

Unsecured Senior Exchangeable Notes	$690,610	$611,582	$430,304	$1,732,496

Equity
(in thousands)

	Shares/Units Outstanding as of 3/31/11	Common Stock Equivalents		Equivalent (3)
Common Stock	145,058	145,058	(4)	$13,758,751
Common Operating Partnership Units	20,048	20,048	(5)	$1,901,553
Series Two Preferred Operating Partnership Units	1,113	1,461		$138,576

Total Equity		166,567		$15,798,880

Total Consolidated Debt				$7,937,264

Total Consolidated Market Capitalization				$23,736,144

BXP’s share of Joint Venture Debt				$1,542,952	(6)
Total Combined Debt (7)				$9,480,216

Total Combined Market Capitalization (8)				$25,279,096

(1)	Represents the remaining debt discount which will be amortized over the period during which the exchangeable senior notes are expected to be outstanding (i.e., through the first optional redemption dates or, in the case of the exchangeable senior notes due 2014, the maturity date) as additional non-cash interest expense.
(2)	The initial exchange rate is 8.5051 shares per $1,000 principal amount of the notes (or an initial exchange price of approximately $117.58 per share of Boston Properties, Inc.’s common stock). In addition, the Company entered into capped call transactions with affiliates of certain of the initial purchasers, which are intended to reduce the potential dilution upon future exchange of the notes. The capped call transactions are expected to have the effect of increasing the effective exchange price to the Company of the notes from $117.58 to approximately $137.17 per share (subject to adjustments), representing an overall effective premium of approximately 40% over the closing price on August 13, 2008 of $97.98 per share of Boston Properties, Inc.’s common stock. The net cost of the capped call transactions was approximately $44.4 million. As of March 31, 2011, the exchange price was $135.66 per share.
(3)	Values based on March 31, 2011 closing price of $94.85 per share of common stock.
(4)	Includes 100 shares of restricted stock.
(5)	Includes 1,664 long-term incentive plan units, but excludes 400 unvested outperformance plan units.
(6)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture that owns the General Motors Building by its partners.
(7)	For disclosures relating to our definition of Total Combined Debt, see page 49.
(8)	For disclosures relating to our definition of Total Combined Market Capitalization, see page 49.

Boston Properties, Inc.

First Quarter 2011

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments
as of March 31, 2011 (in thousands)

	2011	2012	2013	2014	2015	Thereafter	Total
Floating Rate Debt
Mortgage Notes Payable	$—	$267,845	$827	$48,828	$—	$—	$317,500
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$—	$267,845	$827	$48,828	$—	$—	$317,500

Fixed Rate Debt

Mortgage Notes Payable	$465,170	$248,984	$100,462	$76,436	$14,312	$1,934,278	$2,839,642
Fair Value Adjustment	7,089	6,816	4,270	3,962	4,157	4,589	30,883

Mortgage Notes Payable	472,259	255,800	104,732	80,398	18,469	1,938,867	2,870,525

Unsecured Exchangeable Senior Notes, net of discount (2)	—	623,216	450,000	743,403	—	—	1,816,619

ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(29,441)	(29,192)	(23,052)	(2,438)	—	—	(84,123)

Unsecured Exchangeable Senior Notes	(29,441)	594,024	426,948	740,965	—	—	1,732,496

Unsecured Senior Notes, net of discount	—	—	224,892	—	549,176	2,242,675	3,016,743

Total Fixed Debt	$442,818	$849,824	$756,572	$821,363	$567,645	$4,181,542	$7,619,764

Total Consolidated Debt	$442,818	$1,117,669	$757,399	$870,191	$567,645	$4,181,542	$7,937,264

GAAP Weighted Average Floating Rate Debt	0.00%	0.64%	2.84%	2.84%	0.00%	0.00%	0.99%
GAAP Weighted Average Fixed Rate Debt	7.19%	5.47%	6.08%	6.47%	5.50%	5.45%	5.73%

Total GAAP Weighted Average Rate	7.19%	4.33%	6.08%	6.26%	5.50%	5.45%	5.54%

Total Stated Weighted Average Rate	7.17%	3.60%	4.96%	3.94%	5.42%	5.49%	5.10%

Unsecured Debt

Unsecured Line of Credit - Matures August 3, 2011

(in thousands)

Facility	Outstanding at 3/31/2011	Letters of Credit	Remaining Capacity at 3/31/2011
$1,000,000	$—	$24,176	$975,824

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	59.83%	4.70%	5.63%	5.8	years
Secured Debt	40.17%	5.70%	5.40%	4.2	years

Total Consolidated Debt	100.00%	5.10%	5.54%	5.1	years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	4.00%	0.86%	0.99%	1.3	years
Fixed Rate Debt	96.00%	5.28%	5.73%	5.3	years

Total Consolidated Debt	100.00%	5.10%	5.54%	5.1	years

(1)	Excludes unconsolidated joint ventures. The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions, adjustments required to reflect loans at their fair values upon acquisition and the adjustments required to reflect the non convertible debt borrowing rate on the unsecured exchangeable senior notes in accordance with ASC 470-20 (formerly known as FSP APB 14-1).
(2)	For our unsecured exchangeable notes, amounts are included in the year in which the first optional redemption date occurs (or, in the case of the exchangeable notes due 2014, the year of maturity).

Boston Properties, Inc.

First Quarter 2011

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of March 31, 2011

(in thousands)

Property	2011	2012	2013	2014	2015	Thereafter	Total

599 Lexington Avenue	$—	$—	$—	$—	$—	$750,000	$750,000
John Hancock Tower and Garage	—	—	—	—	—	640,500	640,500	(2)
601 Lexington Avenue	454,145	—	—	—	—	—	454,145	(2)
Embarcadero Center Four	3,433	4,828	5,131	5,452	5,794	348,886	373,524
510 Madison Avenue	—	267,500	—	—	—	—	267,500	(3)
Bay Colony Corporate Center	—	143,900	—	—	—	—	143,900	(2)
505 9th Street	1,554	2,177	2,306	2,441	2,585	116,334	127,397
One Freedom Square	1,151	65,511	—	—	—	—	66,662	(2)
New Dominion Technology Park, Building Two	—	—	—	63,000	—	—	63,000
Reservoir Place	—	345	827	48,828	—	—	50,000
140 Kendrick Street	804	1,143	47,889	—	—	—	49,836	(2)
New Dominion Technology Park, Building One	940	1,987	2,140	2,304	2,481	38,494	48,346
Kingstowne Two and Retail	1,160	1,630	1,730	1,837	1,950	29,277	37,584	(2)
Montvale Center	—	25,000	—	—	—	—	25,000	(4)
Sumner Square	655	930	22,896	—	—	—	24,481
Kingstowne One	466	657	17,062	—	—	—	18,185	(2)
University Place	862	1,221	1,308	1,402	1,502	10,787	17,082
Atlantic Wharf	—	—	—	—	—	—	—	(5)

	465,170	516,829	101,289	125,264	14,312	1,934,278	3,157,142

Aggregate Fair Value Adjustments	7,089	6,816	4,270	3,962	4,157	4,589	30,883

	472,259	523,645	105,559	129,226	18,469	1,938,867	3,188,025

Unsecured Exchangeable Senior Notes, net of discount	—	623,216	450,000	743,403	—	—	1,816,619	(6)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(29,441)	(29,192)	(23,052)	(2,438)	—	—	(84,123)

	(29,441)	594,024	426,948	740,965	—	—	1,732,496

Unsecured Senior Notes, net of discount	—	—	224,892	—	549,176	2,242,675	3,016,743
Unsecured Line of Credit	—	—	—	—	—	—	—	(7)

	$442,818	$1,117,669	$757,399	$870,191	$567,645	$4,181,542	$7,937,264

% of Total Consolidated Debt	5.58%	14.08%	9.54%	10.96%	7.15%	52.69%	100.00%
Balloon Payments	$452,462	$1,124,322	$761,144	$854,750	$549,176	$4,139,805	$7,881,659
Scheduled Amortization	$19,797	$22,539	$19,307	$17,879	$18,469	$41,737	$139,728

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated below.
(3)	The mortgage is fully secured by cash deposits.
(4)	On several occasions in late 2010 and early 2011, the Company notified the master servicer of this non-recourse mortgage loan that the cash flows generated from the property were insufficient to fund debt service payments and capital improvements necessary to lease and operate the property and that the Company was not prepared to fund any cash shortfalls. Accordingly, the Company requested that the loan be placed with the special servicer. The Company has ceased making debt service payments and is currently in default. The Company is currently accruing interest at the default interest rate of 9.93% per annum. The Company is in discussions with the special servicer, but there can be no assurance as to the timing and ultimate resolution of these discussions.
(5)	As of March 31, 2011, the Company has not drawn any amounts under its $192.5 million construction loan facility. Loan matures on April 21, 2012 and has two, one-year extension options subject to certain conditions. On October 1, 2010, the Company released from collateral the residential portion of the project and reduced the loan commitment from $215.0 million to $192.5 million.
(6)	For our unsecured exchangeable senior notes, amounts are included in the year in which the first optional redemption date occurs (or, in the case of the unsecured exchangeable senior notes due 2014, the year of maturity).
(7)	The Unsecured Line of Credit matures on August 3, 2011.

Boston Properties, Inc.

First Quarter 2011

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of March 31, 2011 to show that the Company’s Operating Partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

	Senior Notes Issued Prior to October 9, 2009	Senior Notes Issued On or After October 9, 2009
	March 31, 2011
Total Assets:
Capitalized Property Value (1)	$16,896,716	$17,295,958
Cash and Cash Equivalents (2)	747,305	747,305
Investments in Marketable Securities	9,800	9,800
Undeveloped Land, at Cost	759,786	759,786
Development in Process, at Cost (including Joint Venture %)	1,166,793	1,166,793

Total Assets	$19,580,400	$19,979,642

Unencumbered Assets	$11,356,807	$11,584,931

Secured Debt (Fixed and Variable) (2) (3)	$2,889,642	$2,889,642
Joint Venture Debt	1,542,952	1,542,952
Contingent Liabilities & Letters of Credit	26,604	26,604
Unsecured Debt (4)	4,848,694	4,848,694

Total Outstanding Debt	$9,307,892	$9,307,892

Consolidated EBITDA:
Income (loss) from continuing operations (per Consolidated Income Statement)	$48,194	$48,194
Subtract: Income from unconsolidated joint ventures (per Consolidated Income Statement)	(7,976)	(7,976)
Subtract: Gains (losses) from Investments in Securities (per Consolidated Income Statement)	(373)	(373)
Add: Interest Expense (per Consolidated Income Statement)	99,151	99,151
Add: Depreciation and Amortization (per Consolidated Income Statement)	109,428	109,428
Add: Losses from early extinguishment of debt( per Consolidated Income Statement)	—	—

EBITDA	248,424	248,424
Add: Company share of unconsolidated joint venture EBITDA	58,164	58,164

Consolidated EBITDA	$306,588	$306,588

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)	$99,151	$99,151
Add: Company share of unconsolidated joint venture interest expense	23,714	23,714
Less: Amortization of financing costs	(2,048)	(2,048)
Less: Interest expense funded by construction loan draws	—	—

Adjusted Interest Expense	$120,817	$120,817

	Test	Actual	Actual
Covenant Ratios and Related Data
Total Outstanding Debt/Total Assets	Less than 60%	47.5%	46.6%
Secured Debt/Total Assets	Less than 50%	22.6%	22.2%
Interest Coverage (Annualized Consolidated EBITDA to
Annualized Interest Expense)	Greater than 1.50x	2.54	2.54
Unencumbered Assets/ Unsecured Debt	Greater than 150%	234.2%	238.9%

Unencumbered Consolidated EBITDA		$179,915	$179,915

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		2.71	2.71

% of Unencumbered Consolidated EBITDA to Consolidated EBITDA		58.7%	58.7%

# of unencumbered properties		114	114

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for the senior notes issued on or after October 9, 2009 will be determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Based on the Company’s covenant definitions, the debt and restricted cash associated with 510 Madison Avenue, which is fully secured by cash deposits, has been excluded.
(3)	Excludes fair value adjustment of $30,883.
(4)	Excludes debt discount of $15,332 and ASC 470-20 (formerly known as FSP APB 14-1) adjustment of $84,123.

Boston Properties, Inc.

First Quarter 2011

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2011	2012	2013	2014	2015	Thereafter	Total

General Motors Building (60%)	$—	$—	$—	$—	$—	$963,600	$963,600	(1)(2)
125 West 55th Street (60%)	1,181	1,659	1,763	1,874	1,991	114,360	122,828
Two Grand Central Tower (60%)	1,042	1,465	1,556	1,652	101,072	—	106,787
Metropolitan Square (51%)	—	—	662	1,187	1,257	86,144	89,250
540 Madison Avenue (60%)	180	240	70,920	—	—	—	71,340	(3)
Market Square North (50%)	—	—	161	993	1,042	62,804	65,000
901 New York Avenue (25%)	532	742	782	823	37,590	—	40,469
Annapolis Junction (50%)	—	—	—	—	—	21,125	21,125	(4)
500 North Capitol (30%)	—	—	6,600	—	—	—	6,600
	2,935	4,106	82,444	6,529	142,952	1,248,033	1,486,999

Aggregate Fair Value Adjustments	6,620	7,102	7,186	7,087	7,612	14,705	50,311

	$9,555	$11,208	$89,630	$13,616	$150,564	$1,262,738	$1,537,310

GAAP Weighted Average Rate	6.00%	6.00%	6.66%	5.77%	5.85%	6.37%	6.33%
% of Total Debt	0.62%	0.73%	5.83%	0.89%	9.79%	82.14%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (1)	GAAP Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	1.86%	2.33%	2.55%	5.8	years
Fixed Rate Debt	98.14%	5.86%	6.40%	6.5	years

Total Debt	100.00%	5.79%	6.33%	6.5	years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund. See page 18 for additional information on debt pertaining to the Value-Added Fund.
(1)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture by its partners.
(2)	This property has a fair value adjustment which is aggregated below. Although these mortgages require interest only payments with a balloon payment at maturity, the fair value adjustment is amortized over the term of the loan.
(3)	This property has a fair value adjustment which is aggregated below.
(4)	Loan has one, three-year extension option subject to certain conditions.

Boston Properties, Inc.

First Quarter 2011

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of March 31, 2011

	General Motors Building	125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (1)	Annapolis Junction (2)		Eighth Avenue and 46th Street (2)	500 North Capitol (2)	Subtotal	Value- Added Fund (3)(4)		Total Unconsolidated Joint Ventures
Investment (5)	$666,588 (6)	$114,612	$96,243	$68,708	$(12,167)	$13,328	$(1,446)	$52,653	$8,314		$10,437	$2,463	$1,019,733	$12,789		$1,032,522
Note Receivable (6)	270,000	—	—	—	—	—	—	—	—		—	—	270,000	—		270,000

Net Equity (5)	$396,588	$114,612	$96,243	$68,708	$(12,167)	$13,328	$(1,446)	$52,653	$8,314		$10,437	$2,463	$749,733	$12,789		$762,522

Mortgage/Construction loans payable (5) (7)	$963,600	$122,828	$106,787	$71,340	$65,000	$89,250	$40,469	$—	$21,125		$—	$6,600	$1,486,999	$55,953		$1,542,952

BXP’s nominal ownership percentage	60.00%	60.00%	60.00%	60.00%	50.00%	51.00%	25.00%	33.33%	50.00%		50.00%	30.00%		37.62%

Results of Operations
(unaudited and in thousands) for the three months ended March 31, 2011
	General Motors Building	125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (1)	Annapolis Junction (2)		Eighth Avenue and 46th Street (2)	500 North Capitol (2)	Subtotal	Value- Added Fund (3)		Total Unconsolidated Joint Ventures
REVENUE
Rental	$54,931	$10,059	$6,974	$6,957	$4,895	$8,316	$8,169	$1,202	$4,205		$—	$1,874	$107,582	$4,499		$112,081
Straight-line rent	1,749	1,267	411	338	203	217	1	—	(1)		—	—	4,185	(99)		4,086
Fair value lease revenue	26,984	622	1,057	507	—	—	—	—	—		—	19	29,189	266		29,455
Termination Income	—	—	—	—	—	21	2	—	—		—	—	23	—		23

Total revenue	83,664	11,948	8,442	7,802	5,098	8,554	8,172	1,202	4,204		—	1,893	140,979	4,666		145,645

EXPENSES
Operating	20,249	3,299	3,674	2,782	2,137	3,155	3,114	681	1,400		50	757	41,298	1,544		42,842

NET OPERATING INCOME	63,415	8,649	4,768	5,020	2,961	5,399	5,058	521	2,804		(50)	1,136	99,681	3,122		102,803

Interest	25,855	3,163	2,715	1,893	1,597	2,541	2,129	—	144		—	410	40,447	1,856		42,303
Interest other - partner loans	15,458	—	—	—	—	—	—	—	—		—	—	15,458	—		15,458
Depreciation and amortization	29,613	4,190	3,547	2,101	937	1,965	1,377	2,037	1,185		—	1,833	48,785	1,852		50,637

SUBTOTAL	70,926	7,353	6,262	3,994	2,534	4,506	3,506	2,037	1,329		—	2,243	104,690	3,708		108,398

NET INCOME/(LOSS)	$(7,511)	$1,296	$(1,494)	$1,026	$427	$893	$1,552	$(1,516)	$1,475		$(50)	$(1,107)	$(5,009)	$(586)		$(5,595)

BXP’s share of net income/(loss)	$(4,507)	$778	$(896)	$616	$214	$455	$838 (8)	$(508)	$516	(8)	$(25)	$(332)	$(2,852)	$(218	) (4)	$(3,070)
Basis differential (9)	—	472	832	302	—	—	—	—	—		—	—	1,605	166	(4)	1,771
Elimination of inter-entity interest on partner loan	9,275	—	—	—	—	—	—	—	—		—	—	9,275	—		9,275

Income/(loss) from unconsolidated joint ventures	$4,768	$1,249	$(65)	$917	$214	$455	$838	$(508)	$516		$(25)	$(332)	$8,028	$(52	) (4)	$7,976
BXP’s share of depreciation & amortization	17,768	2,125	1,558	1,040	468	1,002	524 (8)	682	774	(8)	—	550	26,491	574	(4)	27,065

BXP’s share of Funds from Operations (FFO)	$22,536	$3,374	$1,493	$1,957	$682	$1,457	$1,362	$174	$1,290		$(25)	$218	$34,519	$522	(4)	$35,041

BXP’s share of net operating income/(loss)	$38,049	$5,272	$3,122	$3,093	$1,481	$2,753	$1,265	$174	$1,402		$(25)	$341	$56,926	$1,238	(4)	$58,164

(1)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure. The Company’s entity that owns the office component of the project has been consolidated within the accounts of the Company.
(2)	Property is currently not in service (i.e., under construction or undeveloped land). Two of three land parcels of Annapolis Junction are undeveloped land. 500 North Capitol was taken out of service for re-development on March 28, 2011.
(3)	For additional information on the Value-Added Fund, see page 18. Information presented includes costs which relate to the organization and operations of the Value-Added Fund. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented on page 18.
(4)	Represents the Company’s 25% interest in 300 Billerica Road, as well as a 39.5% interest in Mountain View Research Park and Mountain View Technology Park.
(5)	Represents the Company’s share.
(6)	Includes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture by its partners.
(7)	Excludes fair value adjustments.
(8)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(9)	Represents adjustment related to the impairment of the carrying values of certain of the Company’s investments in unconsolidated joint ventures and certain losses related to the Company’s investment in the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2011

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The Company receives asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

On January 7, 2008, the Company transferred the Mountain View properties to its Value-Added Fund. In connection with the transfer of the Research Park and Technology Park properties to the Value-Added Fund, the Company and its partners agreed to certain modifications to the Value-Added Fund’s original terms, including bifurcating the Value-Added Fund’s promote structure such that Research Park and Technology Park will be accounted for separately from the non-Mountain View properties then owned by the Value-Added Fund (i.e. 300 Billerica Road). As a result of the modifications, the Company’s interest in the Mountain View properties is approximately 39.5% and its interest in the non-Mountain View properties is 25%. The Company does not expect that the Value-Added Fund will make any future investments in new properties. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented below.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF (1)	Mortgage Notes Payable (2)
300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	$8.95	$1,875	(3)
Mountain View Research Park, Mountain View, CA	16	600,449	78.1%	31.18	44,316	(4)
Mountain View Technology Park, Mountain View, CA	7	135,279	80.1%	23.89	9,762	(5)

Total	24	846,610	81.3%	$26.45	$55,953

Results of Operations

(unaudited and in thousands)

for the three months ended March 31, 2011

Value-Added Fund
REVENUE

Rental	$4,499
Straight-line rent	(99)
Fair value lease revenue	266

Total revenue	4,666

EXPENSES
Operating	1,544

SUBTOTAL	3,122

Interest	1,856
Depreciation and amortization	1,852

SUBTOTAL	3,708

NET INCOME	$(586)

BXP’s share of net income	$(218)
Basis differential (6)	166

Income from Value-Added Fund	$(52)
BXP’s share of depreciation & amortization	574

BXP’s share of Funds from Operations (FFO)	$522

The Company’s Equity in the Value-Added Fund	$12,789

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Represents the Company’s share.
(3)	The mortgage bears interest at a fixed rate of 5.69% and matures on January 1, 2016.
(4)	The mortgage bears interest at a variable rate of LIBOR plus 1.75% and matures on May 31, 2011. The Value-Added Fund had entered into three (3) interest rate swap contracts to fix the one-month LIBOR index rate at 3.63% per annum on an aggregate notional amount of $103 million. The swap contracts went into effect on June 2, 2008 and expired on April 1, 2011.
(5)	On March 16, 2011, the maturity date was extended by two months to May 31, 2011. The mortgage bears interest at a variable rate of LIBOR plus 1.50% and was scheduled to mature on March 31, 2011. The Value-Added Fund had entered into an interest rate swap contract to fix the one-month LIBOR index rate at 4.085% per annum on a notional amount of $24 million. The swap contract went into effect on June 12, 2008 and expired on March 31, 2011.
(6)	Represents adjustment related to the impairment of the carrying values and a gain on investment related to the Company’s investment in the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2011

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property for the Quarter Ended March 31, 2011 (1) (2) (3)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Hotel (4)	% of NOI Total (4)

Greater Boston	11,203,327		24.8%	834,717	1.6%	12,038,044		31.4%	0.1%	26.5%
Greater Washington	9,199,192	(5)	21.0%	756,325	0.9%	9,955,517	(5)	25.9%	—	21.9%
Midtown Manhattan	8,949,115	(6)	38.5%	—	—	8,949,115	(6)	23.3%	—	38.5%
Princeton/East Brunswick, NJ	2,453,570		2.6%	—	—	2,453,570		6.4%	—	2.6%
Greater San Francisco	4,980,920		10.5%	—	—	4,980,920		13.0%	—	10.5%

	36,786,124		97.4%	1,591,042	2.5%	38,377,166		100.0%	0.1%	100.0%

% of Total	95.9%			4.1%		100.0%

Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total

Greater Boston	20.4%	6.1%	26.5%
Greater Washington	8.6%	13.3%	21.9%
Midtown Manhattan	38.5%	—	38.5%
Princeton/East Brunswick, NJ	—	2.6%	2.6%
Greater San Francisco	8.9%	1.6%	10.5%

Total	76.4%	23.6%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet
Cambridge Center Marriott, Cambridge, MA	433	330,400

Total Hotel Properties	433	330,400

Structured Parking

	Number of Spaces	Square Feet

Total Structured Parking	43,539	14,689,063

(1)	For disclosures relating to our definition of In-Service Properties, see page 50.
(2)	Portfolio Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Portfolio NOI to net income available to common shareholders, see page 42. For disclosures relating to our use of Portfolio NOI see page 50.
(3)	Includes approximately 1,700,000 square feet of retail space.
(4)	The calculation for percentage of Portfolio Net Operating Income excludes termination income.
(5)	Includes 588,917 square feet at Metropolitan Square which is 51% owned by Boston Properties, 403,841 square feet at Market Square North which is 50% owned by Boston Properties, 539,229 square feet at 901 New York Avenue which is 25% owned by Boston Properties, 321,943 square feet at 505 9th Street, N.W. which is 50% owned by Boston Properties and 117,599 square feet at Annapolis Junction which is 50% owned by Boston Properties.
(6)	Includes 1,803,465 square feet at the General Motors Building, 581,267 square feet at 125 West 55th Street, 649,934 square feet at Two Grand Central Tower and 288,945 square feet at 540 Madison Avenue, each of which is 60% owned by Boston Properties.

Boston Properties, Inc.

First Quarter 2011

In-Service Property Listing

as of March 31, 2011

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

Greater Boston
Office
(2)	John Hancock Tower	CBD Boston MA	1	1,693,553	97.7%	$51.50	Y	CBD
	800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,226,475	91.0%	48.88	N	CBD
	111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	859,641	94.2%	60.76	N	CBD
	101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,939	100.0%	41.40	N	CBD
	The Shops at the Prudential Center	CBD Boston MA	1	511,286	99.0%	69.94	N	CBD
	Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	49.49	N	CBD
	One Cambridge Center	East Cambridge MA	1	215,573	97.8%	41.91	N	CBD
	Three Cambridge Center	East Cambridge MA	1	108,152	43.0%	21.92	N	CBD
	Four Cambridge Center	East Cambridge MA	1	199,131	58.6%	43.02	N	CBD
	Five Cambridge Center	East Cambridge MA	1	240,480	100.0%	45.05	N	CBD
	Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	40.81	N	CBD
	Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	43.95	N	CBD
	Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	45.22	N	CBD
	University Place	Mid-Cambridge MA	1	195,282	100.0%	39.32	Y	CBD
(2)	Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	970,108	65.4%	32.53	Y	S
	Reservoir Place	Route 128 Mass Turnpike MA	1	526,080	79.0%	32.13	Y	S
	Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	28.45	N	S
	140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	30.17	Y	S
	230 CityPoint	Route 128 Mass Turnpike MA	1	300,179	95.2%	32.97	N	S
	77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	42.16	N	S
(3)	Waltham Office Center	Route 128 Mass Turnpike MA	1	67,005	28.4%	17.39	N	S
	195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	37.31	N	S
	200 West Street	Route 128 Mass Turnpike MA	1	255,559	69.1%	30.12	N	S
(2)	Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	41.03	N	S
	Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	64.1%	31.90	N	S
	10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	152,097	83.3%	24.53	N	S
	Bedford Business Park	Route 128 Northwest MA	1	92,207	100.0%	26.71	N	S
	32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	26.18	N	S
	91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	77.3%	20.21	N	S
	92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	35.14	N	S
	100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	35.00	N	S
	33 Hayden Avenue	Route 128 Northwest MA	1	80,128	43.7%	40.09	N	S
	Lexington Office Park	Route 128 Northwest MA	2	166,745	77.3%	27.27	N	S
	191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	30.09	N	S
	181 Spring Street	Route 128 Northwest MA	1	55,793	60.4%	31.64	N	S
	201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	34.14	N	S
	40 Shattuck Road	Route 128 Northwest MA	1	121,216	75.9%	21.87	N	S
	Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	23.81	N	S

			46	11,203,327	88.9%	$42.98

Office/Technical
	Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	$84.68	N	CBD
	Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.68	N	CBD
(3)	103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	8.50	N	S
	Bedford Business Park	Route 128 Northwest MA	2	379,711	69.9%	19.92	N	S
	17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	15.25	N	S
	164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

			7	834,717	75.5%	$43.28

		Total Greater Boston:	53	12,038,044	88.0%	$43.00

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

First Quarter 2011

In-Service Property Listing (continued)

as of March 31, 2011

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

Greater Washington, DC
Office
	Capital Gallery	Southwest Washington DC	1	622,306	100.0%	$48.37	N	CBD
	500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	44.13	N	CBD
	Metropolitan Square (51% ownership)	East End Washington DC	1	588,917	99.8%	51.58	Y	CBD
	1301 New York Avenue	East End Washington DC	1	188,357	100.0%	46.38	N	CBD
	Market Square North (50% ownership)	East End Washington DC	1	403,841	85.0%	55.12	Y	CBD
	505 9th Street, N.W. (50% ownership)	East End Washington DC	1	321,943	100.0%	61.88	Y	CBD
	901 New York Avenue (25% ownership)	East End Washington DC	1	539,229	99.8%	59.27	Y	CBD
(2)	635 Massachusetts Avenue	East End Washington DC	1	211,000	100.0%	28.31	N	CBD
	1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	49.31	N	CBD
	1330 Connecticut Avenue	CBD Washington DC	1	252,136	98.3%	56.67	N	CBD
	Sumner Square	CBD Washington DC	1	208,665	93.7%	45.52	Y	CBD
	Annapolis Junction (50% ownership)	Arundel County, MD	1	117,599	100.0%	142.15	Y	S
	Montvale Center	Montgomery County MD	1	123,392	79.3%	27.56	Y	S
	One Preserve Parkway	Montgomery County MD	1	183,734	76.7%	36.74	N	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	178,865	87.8%	37.91	N	S
	Wisconsin Place Office	Montgomery County MD	1	299,186	96.5%	47.59	N	S
	Democracy Tower	Fairfax County VA	1	235,436	100.0%	44.50	N	S
	Kingstowne One	Fairfax County VA	1	150,838	100.0%	36.55	Y	S
	Kingstowne Two	Fairfax County VA	1	156,251	98.2%	37.73	Y	S
	Kingstowne Retail	Fairfax County VA	1	88,288	100.0%	33.72	Y	S
	One Freedom Square	Fairfax County VA	1	422,274	96.0%	41.01	Y	S
	Two Freedom Square	Fairfax County VA	1	421,142	96.7%	42.30	N	S
	One Reston Overlook	Fairfax County VA	1	317,614	58.8%	32.07	N	S
	Two Reston Overlook	Fairfax County VA	1	134,615	96.3%	31.24	N	S
	One and Two Discovery Square	Fairfax County VA	2	366,990	95.3%	43.21	N	S
	New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	33.17	Y	S
	New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	38.96	Y	S
	Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	34.57	N	S
	South of Market	Fairfax County VA	3	647,682	99.8%	46.12	N	S
	12290 Sunrise Valley	Fairfax County VA	1	182,424	100.0%	37.07	N	S
(2)	12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	44.99	N	S
(2)	12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	45.15	N	S

			36	9,199,192	96.0%	$46.45

Office/Technical
(2)	6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	$10.91	N	S
	7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	20.95	N	S
	7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	22.91	N	S
	7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.20	N	S
	7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	16.46	N	S
	8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	19.67	N	S
	7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	15.85	N	S
	7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	25.00	N	S
	7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.40	N	S
	7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	20.20	N	S
	8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	20.48	N	S
	7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	28.29	N	S

			12	756,325	100.0%	$19.39

		Total Greater Washington:	48	9,955,517	96.3%	$44.32

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Property held for redevelopment.

Boston Properties, Inc.

First Quarter 2011

In-Service Property Listing (continued)

as of March 31, 2011

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
	599 Lexington Avenue	Park Avenue NY	1	1,043,649	98.3%	$80.24	Y	CBD
	601 Lexington Avenue	Park Avenue NY	1	1,629,685	97.9%	82.85	Y	CBD
	399 Park Avenue	Park Avenue NY	1	1,707,476	98.8%	80.86	N	CBD
	Times Square Tower	Times Square NY	1	1,244,694	98.1%	70.32	N	CBD
	General Motors Building (60% ownership)	Plaza District NY	1	1,803,465	98.4%	115.89	Y	CBD
	540 Madison Avenue (60% ownership)	Plaza District NY	1	288,945	98.0%	100.67	Y	CBD
	125 West 55th Street (60% ownership)	Sixth/Rock Center NY	1	581,267	100.0%	66.91	Y	CBD
	Two Grand Central Tower (60% ownership)	Grand Central District NY	1	649,934	74.2%	57.18	Y	CBD

		Total Midtown Manhattan:	8	8,949,115	96.7%	$85.26

Princeton/East Brunswick, NJ
Office
	101 Carnegie Center	Princeton NJ	1	123,659	87.7%	$28.34	N	S
	104 Carnegie Center	Princeton NJ	1	102,830	92.0%	32.97	N	S
	105 Carnegie Center	Princeton NJ	1	69,955	55.4%	27.51	N	S
	201 Carnegie Center	Princeton NJ	—	6,500	100.0%	30.48	N	S
	202 Carnegie Center	Princeton NJ	1	130,582	87.2%	32.85	N	S
	206 Carnegie Center	Princeton NJ	1	161,763	100.0%	33.40	N	S
	210 Carnegie Center	Princeton NJ	1	162,368	92.8%	37.17	N	S
	211 Carnegie Center	Princeton NJ	1	47,025	100.0%	32.34	N	S
	212 Carnegie Center	Princeton NJ	1	150,395	64.0%	33.81	N	S
	214 Carnegie Center	Princeton NJ	1	150,774	75.1%	32.63	N	S
	302 Carnegie Center	Princeton NJ	1	64,926	65.1%	29.63	N	S
	502 Carnegie Center	Princeton NJ	1	118,120	81.0%	35.24	N	S
	504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.01	N	S
	506 Carnegie Center	Princeton NJ	1	145,213	100.0%	33.62	N	S
	508 Carnegie Center	Princeton NJ	1	128,662	57.8%	32.62	N	S
	510 Carnegie Center	Princeton NJ	1	234,160	100.0%	29.11	N	S
	701 Carnegie Center	Princeton NJ	1	120,000	100.0%	36.89	N	S

			16	2,038,922	86.6%	$32.59

	One Tower Center	East Brunswick NJ	1	414,648	47.2%	$30.63	N	S

			1	414,648	47.2%	$30.63

		Total Princeton/East Brunswick, NJ:	17	2,453,570	79.9%	$32.39

Greater San Francisco
Office
	Embarcadero Center One	CBD San Francisco CA	1	833,723	83.2%	$47.01	N	CBD
	Embarcadero Center Two	CBD San Francisco CA	1	779,768	97.2%	50.99	N	CBD
	Embarcadero Center Three	CBD San Francisco CA	1	775,086	93.3%	43.36	N	CBD
	Embarcadero Center Four	CBD San Francisco CA	1	936,782	96.0%	62.90	Y	CBD

			4	3,325,359	92.5%	$51.71

	611 Gateway	South San Francisco CA	1	256,302	100.0%	$34.50	N	S
	601 and 651 Gateway	South San Francisco CA	2	506,224	96.2%	33.31	N	S
	303 Almaden	San Jose CA	1	158,499	90.8%	35.70	N	CBD
(2)	North First Business Park	San Jose CA	5	190,636	75.8%	15.83	N	S
	3200 Zanker Road	San Jose CA	4	543,900	52.0%	14.44	N	S

			13	1,655,561	79.4%	$27.82

		Total Greater San Francisco:	17	4,980,920	88.1%	$44.53

		Total In-Service Properties:	143	38,377,166	91.7%	$53.35

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Property held for redevelopment.

Boston Properties, Inc.

First Quarter 2011

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

				% of
	Tenant	Sq. Ft.		Portfolio

1	US Government	1,853,077	(1)	4.76%
2	Citibank	1,067,551	(2)	2.74%
3	Lockheed Martin	1,029,935		2.64%
4	Genentech	640,271		1.64%
5	Kirkland & Ellis	639,683	(3)	1.64%
6	Biogen	577,021		1.48%
7	Ropes & Gray	528,931		1.36%
8	O’Melveny & Myers	511,659		1.31%
9	Bain Capital	476,653		1.22%
10	Shearman & Sterling	472,808		1.21%
11	Manufacturers Investment (Manulife)	467,178		1.20%
12	Wellington Management	465,116		1.19%
13	Weil Gotshal Manges	444,982	(4)	1.14%
14	State Street Bank and Trust	408,552		1.05%
15	Microsoft	382,997		0.98%
16	Parametric Technology	380,987		0.98%
17	Finnegan Henderson Farabow	362,405	(5)	0.93%
18	Ann Taylor	338,942		0.87%
19	Oracle	314,773	(6)	0.81%
20	Accenture	310,312		0.80%

	Total % of Portfolio Square Feet			29.98%
	Total % of Portfolio Revenue			31.56%

Notable Signed Deals (7)

Tenant	Property	Sq. Ft.
Defense Intelligence Agency (US Government)	12300 & 12310 Sunrise Valley	523,000
Massachusetts Financial Services (MFS)	111 Huntington Avenue	279,000
Zoll Medical	Quorum Office Park	220,738
Hunton & Williams LLP	2200 Pennsylvania Avenue	189,806
McDermott Will & Emery	500 North Capital	171,000

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

(1)	Includes 36,126, 92,620 & 104,874 square feet of space in properties in which Boston Properties has a 60%, 51% & 50% interest, respectively.
(2)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest, respectively.
(3)	Includes 248,021 square feet of space in a property in which Boston Properties has a 51% interest.
(4)	All space is in a property in which Boston Properties has a 60% interest.
(5)	Includes 292,548 square feet of space in a property in which Boston Properties has a 25% interest.
(6)	Includes 21,200 square feet of space in a property in which Boston Properties has a 60% interest.
(7)	Represents leases signed with occupancy commencing in the future.

Boston Properties, Inc.

First Quarter 2011

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2011	1,726,841	$81,756,339	$47.34	$81,834,967	$47.39	4.91%
2012	2,606,070	137,068,599	52.60	135,517,789	52.00	7.41%
2013	1,775,365	74,528,246	41.98	75,910,179	42.76	5.05%
2014	3,392,781	137,678,403	40.58	148,025,100	43.63	9.64%
2015	3,157,904	155,068,326	49.10	166,736,293	52.80	8.97%
2016	2,997,452	146,807,912	48.98	157,280,580	52.47	8.52%
2017	3,242,847	215,495,338	66.45	230,781,238	71.17	9.22%
2018	778,752	52,851,707	67.87	59,079,938	75.86	2.21%
2019	2,973,677	170,349,917	57.29	189,866,549	63.85	8.45%
2020	2,765,902	164,504,244	59.48	181,100,353	65.48	7.86%
Thereafter (4)	7,162,107	414,120,851	57.82	497,920,885	69.52	20.35%

Occupancy By Location (3)

	CBD		Suburban		Total
Location	31-Mar-11	31-Mar-10	31-Mar-11	31-Mar-10	31-Mar-11	31-Mar-10

Greater Boston	94.3%	93.6%	82.2%	87.0%	88.9%	90.7%
Greater Washington	97.9%	98.4%	94.6%	95.1%	96.0%	96.5%
Midtown Manhattan	96.7%	96.2%	n/a	n/a	96.7%	96.2%
Princeton/East Brunswick, NJ	n/a	n/a	79.9%	81.6%	79.9%	81.6%
Greater San Francisco	92.4%	90.1%	78.2%	94.5%	88.1%	91.4%

Total Portfolio	95.6%	95.0%	86.0%	90.2%	91.9%	93.2%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund.
(3)	Includes approximately 1,700,000 square feet of retail space.
(4)	Includes 567,282 square feet of leased premised in properties under development.

Boston Properties, Inc.

First Quarter 2011

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2011	127,376	$1,968,768	$15.46	$1,968,768	$15.46	8.01%
2012	185,359	4,019,394	21.68	4,072,188	21.97	11.65%
2013	7,479	148,998	19.92	152,025	20.33	0.47%
2014	258,020	4,711,617	18.26	4,906,369	19.02	16.22%
2015	166,224	3,952,551	23.78	4,028,159	24.23	10.45%
2016	225,532	19,104,955	84.71	19,104,955	84.71	14.18%
2017	—	—	—	—	—	0.00%
2018	—	—	—	—	—	0.00%
2019	—	—	—	—	—	0.00%
2020	263,457	4,959,767	18.83	5,038,655	19.13	16.56%
Thereafter	137,321	2,540,659	18.50	2,759,844	20.10	8.63%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Mar-11	31-Mar-10	31-Mar-11	31-Mar-10	31-Mar-11	31-Mar-10

Greater Boston	100.0%	100.0%	61.9%	61.5%	75.5%	75.3%
Greater Washington	n/a	n/a	100.0%	100.0%	100.0%	100.0%
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	84.2%	84.0%	87.2%	87.0%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2011

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2011	37,939	$3,208,375	$84.57	$3,358,125	$88.51	2.37%
2012	129,833	6,884,560	53.03	6,992,532	53.86	8.12%
2013	81,703	6,535,560	79.99	6,636,705	81.23	5.11%
2014	53,904	5,165,742	95.83	5,369,874	99.62	3.37%
2015	145,771	13,082,386	89.75	14,260,281	97.83	9.12%
2016	173,586	21,588,128	124.37	22,676,033	130.63	10.86%
2017	144,057	10,974,771	76.18	11,492,937	79.78	9.01%
2018	234,696	10,861,453	46.28	11,465,597	48.85	14.68%
2019	55,477	3,941,428	71.05	4,474,844	80.66	3.47%
2020	87,538	4,459,673	50.95	5,162,495	58.97	5.48%
Thereafter	454,155	28,005,090	61.66	34,357,510	75.65	28.41%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2011

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2011	1,892,156	$86,933,482	$45.94	$87,161,860	$46.06	4.9%
2012	2,921,262	147,972,554	50.65	146,582,509	50.18	7.6%
2013	1,864,547	81,212,804	43.56	82,698,909	44.35	4.9%
2014	3,704,705	147,555,762	39.83	158,301,344	42.73	9.7%
2015	3,469,899	172,103,263	49.60	185,024,733	53.32	9.0%
2016	3,396,570	187,500,995	55.20	199,061,568	58.61	8.9%
2017	3,386,904	226,470,109	66.87	242,274,174	71.53	8.8%
2018	1,013,448	63,713,159	62.87	70,545,535	69.61	2.6%
2019	3,029,154	174,291,345	57.54	194,341,393	64.16	7.9%
2020	3,116,897	173,923,685	55.80	191,301,503	61.38	8.1%
Thereafter (3)	7,753,583	444,666,599	57.35	535,038,239	69.01	20.2%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Mar-11	31-Mar-10	31-Mar-11	31-Mar-10	31-Mar-11	31-Mar-10

Greater Boston	94.6%	94.0%	80.3%	83.8%	88.0%	89.2%
Greater Washington	97.9%	98.4%	95.2%	95.7%	96.3%	96.8%
Midtown Manhattan	96.7%	96.2%	n/a	n/a	96.7%	96.2%
Princeton/East Brunswick, NJ	n/a	n/a	79.9%	81.6%	79.9%	81.6%
Greater San Francisco	92.4%	90.1%	78.2%	94.5%	88.1%	91.4%

Total Portfolio	95.6%	95.1%	85.8%	89.6%	91.7%	92.9%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund.
(3)	Includes 567,282 square feet of leased premised in properties under development.

Boston Properties, Inc.

First Quarter 2011

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston (1) (2)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	449,704	$14,218,261	$31.62	$14,218,261	$31.62		36,528	$310,552	$8.50	$310,552	$8.50
2012	769,601	29,448,546	38.26	29,711,033	38.61		67,362	1,662,567	24.68	1,662,567	24.68
2013	704,978	29,821,344	42.30	30,366,432	43.07		—	—	—	—	—
2014	1,091,901	41,304,495	37.83	42,878,635	39.27		30,000	457,500	15.25	457,500	15.25
2015	1,387,554	60,502,350	43.60	63,019,168	45.42		—	—	—	—	—
2016	668,386	24,264,403	36.30	26,133,844	39.10		225,532	19,104,955	84.71	19,104,955	84.71
2017	436,359	18,088,141	41.45	20,087,593	46.03		—	—	—	—	—
2018	153,230	7,893,807	51.52	8,858,990	57.81		—	—	—	—	—
2019	633,550	28,236,553	44.57	30,640,788	48.36		—	—	—	—	—
2020	212,859	9,464,467	44.46	10,450,406	49.10		183,486	3,692,227	20.12	3,771,115	20.55
Thereafter	3,135,126	149,317,442	47.63	176,833,386	56.40	(5)	80,000	1,597,024	19.96	1,837,024	22.96

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	13,220	$2,255,267	$170.60	$2,405,017	$181.92	(3)	499,452	$16,784,080	$33.60	$16,933,830	$33.90
2012	68,800	3,415,521	49.64	3,392,721	49.31		905,763	34,526,634	38.12	34,766,321	38.38
2013	31,392	3,616,965	115.22	3,642,365	116.03		736,370	33,438,309	45.41	34,008,797	46.18
2014	16,494	2,331,679	141.37	2,380,050	144.30		1,138,395	44,093,674	38.73	45,716,185	40.16
2015	73,046	5,469,192	74.87	5,555,314	76.05		1,460,600	65,971,542	45.17	68,574,481	46.95
2016	15,595	1,826,601	117.13	1,889,474	121.16		909,513	45,195,959	49.69	47,128,273	51.82	(4)
2017	44,699	2,700,811	60.42	2,867,296	64.15		481,058	20,788,952	43.22	22,954,889	47.72
2018	173,629	7,649,295	44.06	7,880,710	45.39		326,859	15,543,102	47.55	16,739,699	51.21
2019	16,025	2,027,676	126.53	2,258,974	140.97		649,575	30,264,229	46.59	32,899,762	50.65
2020	52,089	2,993,195	57.46	3,473,958	66.69		448,434	16,149,889	36.01	17,695,478	39.46
Thereafter	219,376	8,942,244	40.76	10,292,422	46.92		3,434,502	159,856,710	46.54	188,962,831	55.02	(5)

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund.
(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $88.24 per square foot and $88.24 per square foot, respectively, in 2011.
(4)	Includes 225,532 square feet of research/laboratory space, excluding the research/laboratory space current and future expiring rents would be $37.89 per square foot and $40.74 per square foot, respectively, in 2016.
(5)	Includes 495,789 square feet of leased premised in properties under development.

Boston Properties, Inc.

First Quarter 2011

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston (1) (2)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	3,246	$78,540	$24.20	$78,540	$24.20		—	$—	$—	$—	$—
Q2 2011	183,716	5,550,522	30.21	5,550,522	30.21		—	—	—	—	—
Q3 2011	141,315	5,022,809	35.54	5,022,809	35.54		36,528	310,552	8.50	310,552	8.50
Q4 2011	121,427	3,566,390	29.37	3,566,390	29.37		—	—	—	—	—

Total 2011	449,704	$14,218,261	$31.62	$14,218,261	$31.62		36,528	$310,552.32	$8.50	$310,552.32	$8.50

Q1 2012	177,620	$6,876,683	$38.72	$6,930,767	$39.02		—	$—	$—	$—	$—
Q2 2012	192,854	8,162,522	42.32	8,250,801	42.78		—	—	—	—	—
Q3 2012	123,951	4,122,939	33.26	4,186,591	33.78		—	—	—	—	—
Q4 2012	275,176	10,286,402	37.38	10,342,874	37.59		67,362	1,662,567	24.68	1,662,567	24.68

Total 2012	769,601	$29,448,546	$38.26	$29,711,033	$38.61		67,362	$1,662,567	$24.68	$1,662,567	$24.68

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—		3,246	$78,540	$24.20	$78,540	$24.20
Q2 2011	1,756	556,732	317.05	573,532	326.61		185,472	6,107,254	32.93	6,124,054	33.02
Q3 2011	7	346,200	49,457.13	405,150	57,878.55		177,850	5,679,561	31.93	5,738,511	32.27
Q4 2011	11,457	1,352,335	118.04	1,426,335	124.49		132,884	4,918,725	37.02	4,992,725	37.57

Total 2011	13,220	$2,255,267	$170.60	$2,405,017	$181.92	(3)	499,452	$16,784,080	$33.60	$16,933,830	$33.90

Q1 2012	10,468	$1,666,927	$159.24	$1,644,127	$157.06		188,088	$8,543,609	$45.42	$8,574,894	$45.59
Q2 2012	56,582	1,438,539	25.42	1,438,539	25.42		249,436	9,601,062	38.49	9,689,341	38.84
Q3 2012	—	—	—	—	—		123,951	4,122,939	33.26	4,186,591	33.78
Q4 2012	1,750	310,055	177.17	310,055	177.17		344,288	12,259,024	35.61	12,315,496	35.77

Total 2012	68,800	$3,415,521	$49.64	$3,392,721	$49.31		905,763	$34,526,634	$38.12	$34,766,321	$38.38

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund.
(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $88.24 per square foot and $88.24 per square foot, respectively, in 2011.

Boston Properties, Inc.

First Quarter 2011

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington (1) (2)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	434,820	$19,791,385	$45.52	$19,761,052	$45.45	(3)(4)	90,848	$1,658,216	$18.25	$1,658,216	$18.25
2012	1,072,985	56,023,756	52.21	54,010,538	50.34	(3)(5)	117,997	2,356,827	19.97	2,409,621	20.42
2013	176,073	9,250,534	52.54	9,512,241	54.02	(3)	7,479	148,998	19.92	152,025	20.33
2014	1,022,657	40,502,091	39.60	47,878,683	46.82		228,020	4,254,117	18.66	4,448,869	19.51
2015	699,706	31,011,636	44.32	33,940,719	48.51		166,224	3,952,551	23.78	4,028,159	24.23
2016	539,623	20,748,214	38.45	23,526,022	43.60		—	—	—	—	—
2017	861,565	46,266,618	53.70	49,289,746	57.21		—	—	—	—	—
2018	370,359	18,231,783	49.23	21,313,211	57.55		—	—	—	—	—
2019	1,092,083	52,459,089	48.04	61,454,190	56.27		—	—	—	—	—
2020	798,175	31,818,231	39.86	37,119,486	46.51		79,971	1,267,540	15.85	1,267,540	15.85
Thereafter	1,489,782	75,124,278	50.43	94,019,556	63.11	(6)	57,321	943,635	16.46	922,820	16.10

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	2,791	$111,722	$40.03	$111,722	$40.03		528,459	$21,561,323	$40.80	$21,530,990	$40.74	(4)
2012	6,384	398,170	62.37	405,391	63.50		1,197,366	58,778,754	49.09	56,825,550	47.46	(5)
2013	8,207	411,160	50.10	429,866	52.38		191,759	9,810,692	51.16	10,094,132	52.64
2014	12,053	642,762	53.33	679,433	56.37		1,262,730	45,398,970	35.95	53,006,985	41.98
2015	28,947	1,393,622	48.14	1,444,727	49.91		894,877	36,357,809	40.63	39,413,605	44.04
2016	22,769	1,114,094	48.93	1,243,743	54.62		562,392	21,862,308	38.87	24,769,765	44.04
2017	24,412	1,077,230	44.13	1,163,965	47.68		885,977	47,343,849	53.44	50,453,712	56.95
2018	44,148	2,348,290	53.19	2,643,421	59.88		414,507	20,580,073	49.65	23,956,632	57.80
2019	29,933	1,267,384	42.34	1,433,507	47.89		1,122,016	53,726,473	47.88	62,887,696	56.05
2020	17,495	780,272	44.60	900,678	51.48		895,641	33,866,043	37.81	39,287,705	43.87
Thereafter	138,992	6,069,529	43.67	7,600,894	54.69		1,686,095	82,137,442	48.71	102,543,270	60.82	(6)

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund.
(3)	Includes 114,740 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2011,2012 and 2013, the current and future expiring rental rate would be $37.71 per square foot and $39.71 per square foot, respectively, for 2011, $39.77 per square foot and $40.21 per square foot for 2012 and $38.06 per square foot and $39.46 per square foot, respectively, for 2013.
(4)	Includes 263,870 square feet of space to be taken out of service for redevelopment, see page 47 for further details.
(5)	Includes 255,244 square feet of space to be taken out of service for redevelopment, see page 47 for further details.
(6)	Includes 71,493 square feet of leased premised in properties under development.

Boston Properties, Inc.

First Quarter 2011

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington (1) (2)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	5,585	$223,400	$40.00	$223,400	$40.00		—	$—	$—	$—	$—
Q2 2011	118,358	5,528,027	46.71	5,543,233	46.83		—	—	—	—	—
Q3 2011	270,964	12,229,856	45.13	12,229,856	45.13		59,788	979,842	16.39	979,842	16.39
Q4 2011	39,913	1,810,101	45.35	1,764,562	44.21		31,060	678,374	21.84	678,374	21.84

Total 2011	434,820	$19,791,385	$45.52	$19,761,052	$45.45	(3)	90,848	$1,658,216	$18.25	$1,658,216	$18.25

Q1 2012	228,310	$9,007,973	$39.46	$9,147,973	$40.07		13,408	$286,790	$21.39	$286,790	$21.39
Q2 2012	655,653	38,609,696	58.89	36,236,045	55.27		—	—	—	—	—
Q3 2012	82,923	3,195,752	38.54	3,220,443	38.84		52,050	994,140	19.10	994,140	19.10
Q4 2012	106,099	5,210,335	49.11	5,406,078	50.95		52,539	1,075,898	20.48	1,128,691	21.48

Total 2012	1,072,985	$56,023,756	$52.21	$54,010,538	$50.34	(4)	117,997	$2,356,827	$19.97	$2,409,621	$20.42

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—		5,585	$223,400	$40.00	$223,400	$40.00
Q2 2011	—	—	—	—	—		118,358	5,528,027	46.71	5,543,233	46.83
Q3 2011	—	—	—	—	—		330,752	13,209,698	39.94	13,209,698	39.94
Q4 2011	2,791	111,722	40.03	111,722	40.03		73,764	2,600,197	35.25	2,554,658	34.63

Total 2011	2,791	$111,722	$40.03	$111,722	$40.03		528,459	$21,561,323	$40.80	$21,530,990	$40.74	(5)

Q1 2012	585	$21,882	$37.41	$21,882	$37.41		242,303	$9,316,645	$38.45	$9,456,645	$39.03
Q2 2012	1,334	74,504	55.85	76,179	57.11		656,987	38,684,200	58.88	36,312,224	55.27
Q3 2012	—	—	—	—	—		134,973	4,189,892	31.04	4,214,582	31.23
Q4 2012	4,465	301,784	67.59	307,330	68.83		163,103	6,588,017	40.39	6,842,099	41.95

Total 2012	6,384	$398,170	$62.37	$405,391	$63.50		1,197,366	$58,778,754	$49.09	$56,825,550	$47.46	(6)

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund.
(3)	Includes 38,376 square feet of Sensitive Compartmented Information Facility (SCIF) space, excluding the SCIF space current and future expiring rents would be $39.71 per square foot and $39.71 per square foot, respectively, in 2011.
(4)	Includes 52,024 square feet of Sensitive Compartmented Information Facility (SCIF) space, excluding the SCIF space current and future expiring rents would be $39.77 per square foot and $40.21 per square foot, respectively, in 2012.
(5)	Includes 263,870 square feet of space to be taken out of service for redevelopment, see page 47 for further details.
(6)	Includes 255,244 square feet of space to be taken out of service for redevelopment, see page 47 for further details.

Boston Properties, Inc.

First Quarter 2011

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	484,400	$27,934,352	$57.67	$28,052,410	$57.91	—	$—	$—	$—	$—
2012	277,828	14,244,796	51.27	14,361,855	51.69	—	—	—	—	—
2013	516,673	14,529,247	28.12	15,015,287	29.06	—	—	—	—	—
2014	376,699	15,499,111	41.14	16,044,693	42.59	—	—	—	—	—
2015	491,849	19,077,400	38.79	20,626,695	41.94	—	—	—	—	—
2016	982,452	41,399,725	42.14	43,403,282	44.18	—	—	—	—	—
2017	291,684	12,567,287	43.09	13,492,320	46.26	—	—	—	—	—
2018	58,268	3,588,689	61.59	3,994,747	68.56	—	—	—	—	—
2019	80,697	3,552,992	44.03	3,875,780	48.03	—	—	—	—	—
2020	455,830	26,431,944	57.99	28,231,202	61.93	—	—	—	—	—
Thereafter	100,909	3,854,093	38.19	4,866,291	48.22	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	18,815	$211,542	$11.24	$211,542	$11.24	503,215	$28,145,895	$55.93	$28,263,952	$56.17
2012	52,345	2,856,700	54.57	2,976,298	56.86	330,173	17,101,496	51.80	17,338,153	52.51
2013	40,422	2,328,313	57.60	2,376,113	58.78	557,095	16,857,559	30.26	17,391,400	31.22
2014	14,339	831,560	57.99	857,077	59.77	391,038	16,330,672	41.76	16,901,770	43.22
2015	33,790	1,823,156	53.96	1,901,270	56.27	525,639	20,900,556	39.76	22,527,965	42.86
2016	31,596	1,517,905	48.04	1,573,800	49.81	1,014,048	42,917,630	42.32	44,977,082	44.35
2017	13,153	732,449	55.69	788,316	59.93	304,837	13,299,736	43.63	14,280,635	46.85
2018	16,919	863,868	51.06	941,466	55.65	75,187	4,452,556	59.22	4,936,213	65.65
2019	5,642	296,952	52.63	345,624	61.26	86,339	3,849,944	44.59	4,221,404	48.89
2020	13,451	461,231	34.29	507,188	37.71	469,281	26,893,175	57.31	28,738,390	61.24
Thereafter	738	31,734	43.00	34,686	47.00	101,647	3,885,827	38.23	4,900,977	48.22

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2011

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2011	40,117	1,780,721	44.39	1,780,721	44.39	—	—	—	—	—
Q3 2011	132,021	11,423,865	86.53	11,423,865	86.53	—	—	—	—	—
Q4 2011	312,262	14,729,767	47.17	14,847,824	47.55	—	—	—	—	—

Total 2011	484,400	$27,934,352	$57.67	$28,052,410	$57.91	—	$—	$—	$—	$—

Q1 2012	81,006	$4,835,794	$59.70	$4,841,123	$59.76	—	$—	$—	$—	$—
Q2 2012	13,764	608,348	44.20	616,656	44.80	—	—	—	—	—
Q3 2012	112,790	5,576,262	49.44	5,630,001	49.92	—	—	—	—	—
Q4 2012	70,268	3,224,392	45.89	3,274,074	46.59	—	—	—	—	—

Total 2012	277,828	$14,244,796	$51.27	$14,361,855	$51.69	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	420	$17,000	$40.48	$17,000	$40.48	420	$17,000	$40.48	$17,000	$40.48
Q2 2011	—	—	—	—	—	40,117	1,780,721	44.39	1,780,721	44.39
Q3 2011	180	27,073	150.41	27,073	150.41	132,201	11,450,938	86.62	11,450,938	86.62
Q4 2011	18,215	167,469	9.19	167,469	9.19	330,477	14,897,236	45.08	15,015,294	45.44

Total 2011	18,815	$211,542	$11.24	$211,542	$11.24	503,215	$28,145,895	$55.93	$28,263,952	$56.17

Q1 2012	13,902	$1,024,372	$73.69	$1,024,372	$73.69	94,908	$5,860,167	$61.75	$5,865,496	61.80
Q2 2012	6,367	408,701	64.19	435,820	68.45	20,131	1,017,048	50.52	1,052,476	52.28
Q3 2012	11,005	852,935	77.50	940,080	85.42	123,795	6,429,197	51.93	6,570,082	53.07
Q4 2012	21,071	570,692	27.08	576,026	27.34	91,339	3,795,084	41.55	3,850,100	42.15

Total 2012	52,345	$2,856,700	$54.57	$2,976,298	$56.86	330,173	$17,101,496	$51.80	$17,338,153	$52.51

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2011

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	150,001	$12,594,588	$83.96	$12,597,960	$83.99	—	$—	$—	$—	$—
2012	435,136	35,633,099	81.89	35,715,962	82.08	—	—	—	—	—
2013	143,315	13,019,058	90.84	13,040,046	90.99	—	—	—	—	—
2014	203,521	17,364,100	85.32	17,593,620	86.45	—	—	—	—	—
2015	388,211	38,624,968	99.49	42,943,331	110.62	—	—	—	—	—
2016	737,905	58,167,829	78.83	61,857,263	83.83	—	—	—	—	—
2017	1,505,359	133,585,721	88.74	142,671,607	94.78	—	—	—	—	—
2018	185,992	22,829,418	122.74	24,572,271	132.11	—	—	—	—	—
2019	1,018,587	82,025,483	80.53	88,924,552	87.30	—	—	—	—	—
2020	1,299,038	96,789,602	74.51	105,299,259	81.06	—	—	—	—	—
Thereafter	2,260,833	179,596,783	79.44	215,240,201	95.20	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	3,113	$629,843	$202.33	$629,843	$202.33	153,114	$13,224,432	$86.37	$13,227,803	$86.39
2012	2,304	214,169	92.96	218,122	94.67	437,440	35,847,268	81.95	35,934,083	82.15
2013	1,682	179,122	106.49	188,360	111.99	144,997	13,198,180	91.02	13,228,405	91.23
2014	11,018	1,359,740	123.41	1,453,314	131.90	214,539	18,723,841	87.27	19,046,934	88.78
2015	9,988	4,396,416	440.17	5,358,970	536.54	398,199	43,021,384	108.04	48,302,301	121.30
2016	103,626	17,129,528	165.30	17,969,015	173.40	841,531	75,297,357	89.48	79,826,279	94.86
2017	61,793	6,464,280	104.61	6,673,359	108.00	1,567,152	140,050,001	89.37	149,344,967	95.30
2018	—	—	—	—	—	185,992	22,829,418	122.74	24,572,271	132.11
2019	3,877	349,416	90.13	436,740	112.65	1,022,464	82,374,899	80.57	89,361,291	87.40
2020	4,503	224,976	49.96	280,671	62.33	1,303,541	97,014,578	74.42	105,579,929	80.99
Thereafter	95,049	12,961,583	136.37	16,429,508	172.85	2,355,882	192,558,366	81.74	231,669,709	98.34

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2011

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan (1) (2)

	OFFICE					OFFICE/TECHNICAL

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2011	8,618	$618,839	$71.81	$618,839	$71.81	—	$—	$—	$—	$—
Q2 2011	54,381	3,973,149	73.06	3,976,520	73.12	—	—	—	—	—
Q3 2011	35,173	2,386,542	67.85	2,386,542	67.85	—	—	—	—	—
Q4 2011	51,829	5,616,059	108.36	5,616,059	108.36	—	—	—	—	—

Total 2011	150,001	$12,594,588	$83.96	$12,597,960	$83.99	—	$—	$—	$—	$—

Q1 2012	28,130	$1,831,760	$65.12	$1,831,760	$65.12	—	$—	$—	$—	$—
Q2 2012	175,905	11,641,494	66.18	11,724,356	66.65	—	—	—	—	—
Q3 2012	200,347	19,704,289	98.35	19,704,289	98.35	—	—	—	—	—
Q4 2012	30,754	2,455,557	79.85	2,455,557	79.85	—	—	—	—	—

Total 2012	435,136	$35,633,099	$81.89	$35,715,962	$82.08	—	$—	$—	$—	$—

	Retail					Total Property Types

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2011	—	$—	$—	$—	$—	8,618	$618,839	$71.81	$618,839	$71.81
Q2 2011	1,200	167,840	139.87	167,840	139.87	55,581	4,140,989	74.50	4,144,360	74.56
Q3 2011	1,605	438,003	272.90	438,003	272.90	36,778	2,824,545	76.80	2,824,545	76.80
Q4 2011	308	24,000	77.92	24,000	77.92	52,137	5,640,059	108.18	5,640,059	108.18

Total 2011	3,113	$629,843	$202.33	$629,843	$202.33	153,114	$13,224,432	$86.37	$13,227,803	$86.39

Q1 2012	1,300	$114,000	$87.69	$114,000	$87.69	29,430	$1,945,760	$66.11	$1,945,760	$66.11
Q2 2012	243	48,851	201.03	51,251	210.91	176,148	11,690,344	66.37	11,775,607	66.85
Q3 2012	350	24,808	70.88	24,808	70.88	200,697	19,729,097	98.30	19,729,097	98.30
Q4 2012	411	26,511	64.50	28,063	68.28	31,165	2,482,067	79.64	2,483,620	79.69

Total 2012	2,304	$214,169	$92.96	$218,122	$94.67	437,440	$35,847,268	$81.95	$35,934,083	$82.15

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2011

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick (1) (2)

	OFFICE					OFFICE/TECHNICAL

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2011	207,916	$7,217,753	$34.71	$7,205,284	$34.65	—	$—	$—	$—	$—
2012	50,520	1,718,402	34.01	1,718,402	34.01	—	—	—	—	—
2013	234,326	7,908,063	33.75	7,976,174	34.04	—	—	—	—	—
2014	698,003	23,008,605	32.96	23,629,470	33.85	—	—	—	—	—
2015	190,584	5,851,972	30.71	6,206,381	32.57	—	—	—	—	—
2016	69,086	2,227,742	32.25	2,360,169	34.16	—	—	—	—	—
2017	147,880	4,987,571	33.73	5,239,971	35.43	—	—	—	—	—
2018	10,903	308,010	28.25	340,719	31.25	—	—	—	—	—
2019	148,760	4,075,800	27.40	4,971,240	33.42	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
Thereafter	175,457	6,228,255	35.50	6,961,451	39.68	—	—	—	—	—

	Retail					Total Property Types

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2011	—	$—	$—	$—	$—	207,916	$7,217,753	$34.71	$7,205,284	$34.65
2012	—	—	—	—	—	50,520	1,718,402	34.01	1,718,402	34.01
2013	—	—	—	—	—	234,326	7,908,063	33.75	7,976,174	34.04
2014	—	—	—	—	—	698,003	23,008,605	32.96	23,629,470	33.85
2015	—	—	—	—	—	190,584	5,851,972	30.71	6,206,381	32.57
2016	—	—	—	—	—	69,086	2,227,742	32.25	2,360,169	34.16
2017	—	—	—	—	—	147,880	4,987,571	33.73	5,239,971	35.43
2018	—	—	—	—	—	10,903	308,010	28.25	340,719	31.25
2019	—	—	—	—	—	148,760	4,075,800	27.40	4,971,240	33.42
2020	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	175,457	6,228,255	35.50	6,961,451	39.68
	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2011

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick (1) (2)

	OFFICE					OFFICE/TECHNICAL

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2011	7,605	$248,731	$32.71	$248,731	$32.71	—	$—	$—	$—	$—
Q2 2011	5,623	194,264	34.55	194,264	34.55	—	—	—	—	—
Q3 2011	117,093	4,128,063	35.25	4,115,595	35.15	—	—	—	—	—
Q4 2011	77,595	2,646,694	34.11	2,646,694	34.11	—	—	—	—	—

Total 2011	207,916	$7,217,753	$34.71	$7,205,284	$34.65	—	$—	$—	$—	$—

Q1 2012	5,500	$194,260	$35.32	$194,260	$35.32	—	$—	$—	$—	$—
Q2 2012	36,120	1,219,467	33.76	1,219,467	33.76	—	—	—	—	—
Q3 2012	8,024	277,737	34.61	277,737	34.61	—	—	—	—	—
Q4 2012	876	26,937	30.75	26,937	30.75	—	—	—	—	—

Total 2012	50,520	$1,718,402	$34.01	$1,718,402	$34.01	—	$—	$—	$—	$—

	Retail					Total Property Types

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2011	—	$—	$—	$—	$—	7,605	$248,731	$32.71	$248,731	$32.71
Q2 2011	—	—	—	—	—	5,623	194,264	34.55	194,264	34.55
Q3 2011	—	—	—	—	—	117,093	4,128,063	35.25	4,115,595	35.15
Q4 2011	—	—	—	—	—	77,595	2,646,694	34.11	2,646,694	34.11

Total 2011	—	$—	$—	$—	$—	207,916	$7,217,753	$34.71	$7,205,284	$34.65

Q1 2012	—	$—	$—	$—	$—	5,500	$194,260	$35.32	$194,260	$35.32
Q2 2012	—	—	—	—	—	36,120	1,219,467	33.76	1,219,467	33.76
Q3 2012	—	—	—	—	—	8,024	277,737	34.61	277,737	34.61
Q4 2012	—	—	—	—	—	876	26,937	30.75	26,937	30.75

Total 2012	—	$—	$—	$—	$—	50,520	$1,718,402	$34.01	$1,718,402	$34.01

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2011

CBD PROPERTIES

Lease Expirations (1) (2)

	Greater Boston						Greater Washington

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2011	141,335	$8,107,214	$57.36	$8,256,964	$58.42	(3)	44,591	$2,423,182	$54.34	$2,423,182	$54.34
2012	334,779	15,562,770	46.49	15,560,420	46.48		188,789	8,444,134	44.73	8,496,182	45.00
2013	383,745	22,049,954	57.46	22,297,863	58.11		37,315	1,879,051	50.36	1,966,140	52.69
2014	863,738	35,788,476	41.43	37,132,986	42.99		569,552	23,132,006	40.61	29,385,588	51.59
2015	872,972	48,762,474	55.86	49,521,927	56.73		344,777	19,293,237	55.96	20,653,379	59.90
2016	462,728	30,875,000	66.72	31,259,763	67.56	(4)	60,856	2,941,887	48.34	3,308,604	54.37
2017	219,613	12,682,314	57.75	14,481,964	65.94		782,697	43,068,075	55.03	45,441,253	58.06
2018	302,322	14,704,331	48.64	15,802,772	52.27		93,634	5,735,911	61.26	6,483,629	69.24
2019	384,772	19,417,698	50.47	21,084,845	54.80		697,262	36,526,310	52.39	44,718,092	64.13
2020	264,948	12,457,662	47.02	13,924,364	52.56		222,355	9,218,009	41.46	11,402,429	51.28
Thereafter	2,358,591	125,956,375	53.40	151,473,744	64.22	(5)	843,941	46,848,524	55.51	59,302,505	70.27	(6)

	New York						San Francisco

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2011	153,114	$13,224,432	$86.37	$13,227,803	$86.39		310,273	$22,765,695	$73.37	$22,883,753	$73.75
2012	437,440	35,847,268	81.95	35,934,083	82.15		291,630	15,765,098	54.06	15,971,395	54.77
2013	144,997	13,198,180	91.02	13,228,405	91.23		244,808	11,884,176	48.54	12,140,445	49.59
2014	214,539	18,723,841	87.27	19,046,934	88.78		231,421	10,824,274	46.77	11,108,061	48.00
2015	398,199	43,021,384	108.04	48,302,301	121.30		282,824	13,108,167	46.35	13,835,726	48.92
2016	841,531	75,297,357	89.48	79,826,279	94.86		885,660	39,663,293	44.78	41,304,750	46.64
2017	1,567,152	140,050,001	89.37	149,344,967	95.30		211,316	10,104,274	47.82	10,465,087	49.52
2018	185,992	22,829,418	122.74	24,572,271	132.11		75,187	4,452,556	59.22	4,936,213	65.65
2019	1,022,464	82,374,899	80.57	89,361,291	87.40		86,339	3,849,944	44.59	4,221,404	48.89
2020	1,303,541	97,014,578	74.42	105,579,929	80.99		469,281	26,893,175	57.31	28,738,390	61.24
Thereafter	2,355,882	192,558,366	81.74	231,669,709	98.34		101,647	3,885,827	38.23	4,900,977	48.22

	Princeton/East Brunswick						Other

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
2012	—	—	—	—	—		—	—	—	—	—
2013	—	—	—	—	—		—	—	—	—	—
2014	—	—	—	—	—		—	—	—	—	—
2015	—	—	—	—	—		—	—	—	—	—
2016	—	—	—	—	—		—	—	—	—	—
2017	—	—	—	—	—		—	—	—	—	—
2018	—	—	—	—	—		—	—	—	—	—
2019	—	—	—	—	—		—	—	—	—	—
2020	—	—	—	—	—		—	—	—	—	—
Thereafter	—	—	—	—	—		—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund.
(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $49.65 per square foot and $49.65 per square foot, respectively, in 2011.
(4)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $49.15 per square foot and $50.81 per square foot, respectively, in 2016.
(5)	Includes 495,789 square feet of leased premised in properties under development.
(6)	Includes 71,493 square feet of leased premised in properties under development.

Boston Properties, Inc.

First Quarter 2011

SUBURBAN PROPERTIES

Lease Expirations (1) (2)

	Greater Boston					Greater Washington

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2011	358,117	$8,676,866	$24.23	$8,676,866	$24.23	483,868	$19,138,140	$39.55	$19,107,808	$39.49	(3)(4)
2012	570,984	18,963,864	33.21	19,205,901	33.64	1,008,577	50,334,620	49.91	48,329,368	47.92	(3)(5)
2013	352,625	11,388,356	32.30	11,710,934	33.21	154,444	7,931,641	51.36	8,127,992	52.63	(3)
2014	274,657	8,305,198	30.24	8,583,199	31.25	693,178	22,266,964	32.12	23,621,398	34.08
2015	587,628	17,209,068	29.29	19,052,554	32.42	550,100	17,064,573	31.02	18,760,226	34.10
2016	446,785	14,320,959	32.05	15,868,510	35.52	501,536	18,920,421	37.72	21,461,161	42.79
2017	261,445	8,106,638	31.01	8,472,926	32.41	103,280	4,275,774	41.40	5,012,459	48.53
2018	24,537	838,771	34.18	936,928	38.18	320,873	14,844,162	46.26	17,473,003	54.45
2019	264,803	10,846,531	40.96	11,814,917	44.62	424,754	17,200,163	40.49	18,169,605	42.78
2020	183,486	3,692,227	20.12	3,771,115	20.55	673,286	24,648,034	36.61	27,885,275	41.42
Thereafter	1,075,911	33,900,336	31.51	37,489,087	34.84	842,154	35,288,917	32.80	43,240,765	51.35

	New York					San Francisco

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2011	—	$—	$—	$—	$—	192,942	$5,380,200	$27.89	$5,380,200	$27.89
2012	—	—	—	—	—	38,543	1,336,398	34.67	1,366,758	35.46
2013	—	—	—	—	—	312,287	4,973,383	15.93	5,250,955	16.81
2014	—	—	—	—	—	159,617	5,506,398	34.50	5,793,708	36.30
2015	—	—	—	—	—	242,815	7,792,389	32.09	8,692,239	35.80
2016	—	—	—	—	—	128,388	3,254,337	25.35	3,672,332	28.60
2017	—	—	—	—	—	93,521	3,195,462	34.17	3,815,548	40.80
2018	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

	Princeton/East Brunswick					Other

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2011	207,916	$7,217,753	$34.71	$7,205,284	$34.65	—	$—	$—	$—	$—
2012	50,520	1,718,402	34.01	1,718,402	34.01	—	—	—	—	—
2013	234,326	7,908,063	33.75	7,976,174	34.04	—	—	—	—	—
2014	698,003	23,008,605	32.96	23,629,470	33.85	—	—	—	—	—
2015	190,584	5,851,972	30.71	6,206,381	32.57	—	—	—	—	—
2016	69,086	2,227,742	32.25	2,360,169	34.16	—	—	—	—	—
2017	147,880	4,987,571	33.73	5,239,971	35.43	—	—	—	—	—
2018	10,903	308,010	28.25	340,719	31.25	—	—	—	—	—
2019	148,760	4,075,800	27.40	4,971,240	33.42	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
Thereafter	175,457	6,228,255	35.50	6,961,451	39.68	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund.
(3)	Includes 114,740 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2011,2012 and 2013, the current and future expiring rental rate would be $38.35 per square foot and $38.35 per square foot, respectively, for 2011, $38.76 per square foot and $39.23 per square foot, respectively, for 2012 and $34.53 per square foot and $34.53 per square foot, respectively, for 2013.
(4)	Includes 267,870 square feet of space to be taken out of service for redevelopment, see page 47 for further details.
(5)	Includes 255,244 square feet of space to be taken out of service for redevelopment, see page 47 for further details.

Boston Properties, Inc.

First Quarter 2011

HOTEL PERFORMANCE

Cambridge Center Marriott

	First Quarter 2011	First Quarter 2010	Percent Change

Occupancy	69.2%	74.4%	-7.0%
Average Daily Rate	$174.05	$154.39	12.7%
Revenue per available room	$120.43	$114.87	4.8%

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	31-Mar-11	31-Mar-10	31-Mar-11	31-Mar-10	31-Mar-11	31-Mar-10
Greater Boston	93.5%	94.0%	82.0%	83.8%	88.2%	89.2%
Greater Washington	97.9%	98.4%	95.2%	95.7%	96.3%	96.8%
Midtown Manhattan	96.7%	96.2%	n/a	n/a	96.7%	96.2%
Princeton/East Brunswick, NJ	n/a	n/a	79.9%	81.6%	79.9%	81.6%
Greater San Francisco	92.4%	90.1%	78.2%	94.5%	88.1%	91.4%

Total Portfolio	95.5%	95.1%	86.9%	89.6%	92.0%	92.9%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	31-Mar-11	31-Mar-10	31-Mar-11	31-Mar-10	31-Mar-11	31-Mar-10
Total Office Portfolio	95.4%	95.0%	87.2%	90.2%	92.3%	93.2%
Total Office/Technical Portfolio	100.0%	100.0%	84.2%	84.0%	87.2%	87.0%

Total Portfolio	95.5%	95.1%	86.9%	89.6%	92.0%	92.9%

(1)	For disclosures related to our definition of Same Property, see page 50.

Boston Properties, Inc.

First Quarter 2011

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel (1)	Total
Number of Properties	118	19	1	138
Square feet	33,765,468	1,591,042	330,400	35,686,910
Percent of in-service properties	91.8%	100.0%	100.0%	92.2%
Occupancy @ 3/31/2010	93.2%	87.0%	—	92.9%
Occupancy @ 3/31/2011	92.3%	87.2%	—	92.0%
Percent change from 1st quarter 2011 over 1st quarter 2010 (2):
Rental revenue	-0.4%	-0.2%	0.8%
Operating expenses and real estate taxes	-0.9%	5.3%	8.9%
Consolidated Net Operating Income (3) - excluding hotel				-0.2	% (2)
Consolidated Net Operating Income (3) - Hotel				-66.8	% (2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				-6.9	% (2)
Portfolio Net Operating Income (3)				-1.7%
Rental revenue - cash basis	4.8%	-1.8%	0.8%
Consolidated Net Operating Income (3) - cash basis (5) excluding hotel	8.2%	-4.6%		7.7	% (2)
Consolidated Net Operating Income (3) - cash basis (5) - Hotel				-66.7	% (2)
Net Operating Income - cash basis (5) - BXP’s share of unconsolidated joint ventures				8.5	% (2)
Portfolio Net Operating Income (3) - cash basis (5)				7.6%

Same Property Lease Analysis - quarter ended March 31, 2011

	Office	Office/Technical	Total
Vacant space available @ 1/1/2011 (sf)	2,257,777	231,368	2,489,145
Square footage of leases expiring or terminated 1/1/2011-3/31/2011	1,790,660	—	1,790,660

Total space for lease (sf)	4,048,437	231,368	4,279,805

New tenants (sf)	678,108	27,055	705,163
Renewals (sf)	755,526	—	755,526

Total space leased (sf)	1,433,634	27,055	1,460,689

Space available @ 3/31/2011 (sf)	2,614,803	204,313	2,819,116

Net (increase)/decrease in available space (sf)	(357,026)	27,055	(329,971)
2nd generation Average lease term (months)	74	56	73
2nd generation Average free rent (days)	58	39	57
2nd generation TI/Comm PSF	$23.07	$14.28	$22.73
Increase (decrease) in 2nd generation gross rents (6)	-1.13%	1.63%	-1.09%
Increase (decrease) in 2nd generation net rents (6)	-2.41%	2.03%	-2.33%

(1)	Includes revenue and expenses from retail tenants at the hotel property.
(2)	See page 43 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 42. For disclosures relating to our use of Portfolio NOI and Consolidated NOI, see page 50.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 42.
(6)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 1,225,677 square feet.

Boston Properties, Inc.

First Quarter 2011

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	March 31, 2011	March 31, 2010
	(in thousands)
Net income (loss) attributable to Boston Properties, Inc.	$40,813	$52,714
Net income (loss) attributable to noncontrolling interests:
Noncontrolling interest in gains on sales of real estate - common units of the Operating Partnership	—	227
Noncontrolling interest - common units of the Operating Partnership	6,029	7,870
Noncontrolling interest - redeemable preferred units of the Operating Partnership	823	892
Noncontrolling interests in property partnerships	529	804
Gains on sales of real estate	—	(1,765)

Income (loss) from continuing operations	48,194	60,742

Add:
Losses from early extinguishment of debt	—	2,170
Interest expense	99,151	92,029
Gains (losses) from investments in securities	(373)	(200)
Depreciation and amortization	109,428	83,075
Gain from suspension of development	—	(7,200)
Acquisition costs	72	—
General and administrative expense	24,643	26,822
Subtract:
Income from unconsolidated joint ventures	(7,976)	(7,910)
Interest and other income	(974)	(1,710)
Development and management services income	(7,428)	(8,944)

Consolidated Net Operating Income	264,737	238,874
Net Operating Income from unconsolidated joint ventures (BXP’s share) (1)	58,164	62,866

Combined Net Operating Income	322,901	301,740
Subtract:
Net Operating Income from Value-Added Fund (BXP’s share)	(1,238)	(1,234)

Portfolio Net Operating Income	$321,663	$300,506

Same Property Net Operating Income	293,490	298,599
Net operating income from non Same Properties (2)	26,170	—
Termination income	2,003	1,907

Portfolio Net Operating Income	$321,663	$300,506

Same Property Net Operating Income	293,490	298,599
Less straight-line rent and fair value lease revenue	28,356	52,197

Same Property Net Operating Income - cash basis	$265,134	$246,402

(1)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(2)	Pages 20-22 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

First Quarter 2011

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office			Office/Technical
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Mar-11	31-Mar-10			31-Mar-11	31-Mar-10
Rental Revenue	$351,175	$351,616			$11,575	$11,604
Less Termination Income	1,992	1,034			—	—

Rental revenue - subtotal	349,183	350,582	$(1,399)	-0.4%	11,575	11,604	$(29)	-0.2%

Operating expenses and real estate taxes	120,493	121,602	(1,109)	-0.9%	3,560	3,382	178	5.3%

Net Operating Income (1)	$228,690	$228,980	$(290)	-0.1%	$8,015	$8,222	$(207)	-2.5%

Rental revenue - subtotal	$349,183	$350,582			$11,575	$11,604

Less straight line rent and fair value lease revenue	7,771	24,767	(16,996)	-68.6%	188	14	174	1242.9%

Rental revenue - cash basis	341,412	325,815	15,597	4.8%	11,387	11,590	(203)	-1.8%

Less:
Operating expenses and real estate taxes	120,493	121,602	(1,109)	-0.9%	3,560	3,382	178	5.3%

Net Operating Income (2) - cash basis	$220,919	$204,213	$16,706	8.2%	$7,827	$8,208	$(381)	-4.6%

	Sub-Total				Hotel
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Mar-11	31-Mar-10			31-Mar-11	31-Mar-10
Rental Revenue	$362,750	$363,220			$5,950	$5,904
Less Termination Income	1,992	1,034			—	—

Rental revenue - subtotal	360,758	362,186	$(1,428)	-0.4%	5,950	5,904	$46	0.8%

Operating expenses and real estate taxes	124,053	124,984	(931)	-0.7%	5,739	5,268	471	8.9%

Net Operating Income (1)	$236,705	$237,202	$(497)	-0.2%	$211	$636	$(425)	-66.8%

Rental revenue - subtotal	$360,758	$362,186			$5,950	$5,904

Less straight line rent and fair value lease revenue	7,959	24,781	(16,822)	-67.9%	(1)	(1)	—	0.0%

Rental revenue - cash basis	352,799	337,405	15,394	4.6%	5,951	5,905	46	0.8%

Less:
Operating expenses and real estate taxes	124,053	124,984	(931)	-0.7%	5,739	5,268	471	8.9%

Net Operating Income (2) - cash basis	$228,746	$212,421	$16,325	7.7%	$212	$637	$(425)	-66.7%

	Unconsolidated Joint Ventures (3)				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Mar-11	31-Mar-10			31-Mar-11	31-Mar-10
Rental Revenue	$78,909	$83,631			$447,609	$452,755
Less Termination Income	11	873			2,003	1,907

Rental revenue - subtotal	78,898	82,758	$(3,860)	-4.7%	445,606	450,848	$(5,242)	-1.2%

Operating expenses and real estate taxes	22,324	21,997	327	1.5%	152,116	152,249	(133)	-0.1%

Net Operating Income (1)	$56,574	$60,761	$(4,187)	-6.9%	$293,490	$298,599	$(5,109)	-1.7%

Rental revenue - subtotal	$78,898	$82,758			$445,606	$450,848

Less straight line rent and fair value lease revenue	20,398	27,417	(7,019)	-25.6%	28,356	52,197	(23,841)	-45.7%

Rental revenue - cash basis	58,500	55,341	3,159	5.7%	417,250	398,651	18,599	4.7%

Less:
Operating expenses and real estate taxes	22,324	21,997	327	1.5%	152,116	152,249	(133)	-0.1%

Net Operating Income (2) - cash basis	$36,176	$33,344	$2,832	8.5%	$265,134	$246,402	$18,732	7.6%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 42. For disclosures relating to our use of NOI see page 50.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 42. For disclosures relating to our use of NOI see page 50.
(3)	Does not include the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2011

LEASING ACTIVITY

All In-Service Properties - quarter ended March 31, 2011

	Office	Office/Technical	Total
Vacant space available @ 1/1/2011 (sf)	2,315,169	231,368	2,546,537
Property dispositions/ assets taken out of service (sf)	—	—	—
Property acquisitions (sf)	335,918	—	335,918
Assets placed in-service (sf)	571,811	—	571,811
Leases expiring or terminated 1/1/2011-3/31/2011 (sf)	1,789,800	31,715	1,821,515

Total space for lease (sf)	5,012,698	263,083	5,275,781

New tenants (sf)	1,267,499	27,710	1,295,209
Renewals (sf)	755,526	31,060	786,586

Total space leased (sf)	2,023,025	58,770	2,081,795 (1)

Space available @ 3/31/2011 (sf)	2,989,673	204,313	3,193,986

Net (increase)/decrease in available space (sf)	(674,504)	27,055	(647,449)
2nd generation Average lease term (months)	73	56	72
2nd generation Average free rent (days)	57	39	57
2nd generation TI/Comm PSF	$22.78	$14.28	$22.45
Increase (decrease) in 2nd generation gross rents (2)	-1.13%	1.63%	-1.09%
Increase (decrease) in 2nd generation net rents (3)	-2.41%	2.03%	-2.33%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (2)	Incr (decr) in 2nd gen. net cash rents (3)	Total Leased (4)	Total square feet of leases executed in the quarter (5)
Boston	496,649	393,451	-5.39%	-8.72%	890,100	292,554
Washington	72,239	514,907	5.04%	5.99%	587,146	856,092
New York	3,669	132,331	-2.56%	-5.05%	136,000	156,520
San Francisco	—	354,423	-7.23%	-9.82%	354,423	75,406
Princeton	—	114,126	-5.67%	-8.81%	114,126	94,208

	572,557	1,509,238	-1.09%	-2.33%	2,081,795	1,474,780

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 1,225,677.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 1,225,677.
(4)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(5)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarters, including properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 510,930.

Boston Properties, Inc.

First Quarter 2011

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q1 2011	2010		2009	2008

Recurring capital expenditures	$1,130	$13,988		$27,813	$29,781

Planned non-recurring capital expenditures associated with acquisition properties	120	395		865	3,203

Hotel improvements, equipment upgrades and replacements	494	2,262	(1)	1,515	2,317	(2)

	$1,744	$16,645		$30,193	$35,301

2nd Generation Tenant Improvements and Leasing Commissions

	Q1 2011	2010	2009	2008
Office
Square feet	1,450,468	4,765,440	3,545,251	2,472,619

Tenant improvement and lease commissions PSF	$22.78	$35.77	$32.59	$30.17

Office/Technical
Square feet	58,770	149,617	115,848	26,388

Tenant improvement and lease commissions PSF	$14.28	$2.14	$0.13	$—

Average tenant improvement and lease commissions PSF	$22.45	$34.74	$31.56	$29.85

(1)	Includes approximately $1,091 of costs related to a façade project at Cambridge Center Marriott
(2)	Includes approximately $723 of costs related to suites renovation at Cambridge Center Marriott.

Boston Properties, Inc.

First Quarter 2011

ACQUISITIONS/DISPOSITIONS

as of March 31, 2011

ACQUISITIONS

For the period from January 1, 2011 through March 31, 2011

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased

Bay Colony Corporate Center	Feb-11	970,108	$185,000,000	$30,000,000	$215,000,000	65%

Total Acquisitions		970,108	$185,000,000	$30,000,000	$215,000,000	65%

DISPOSITIONS

For the period from January 1, 2011 through March 31, 2011

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain

Not Applicable

Total Dispositions		—	$—	$—

Boston Properties, Inc.

First Quarter 2011

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of March 31, 2011

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan (2)		Amount Drawn at March 31, 2011	Estimated Future Equity Requirement		Percentage Leased (3)
Office
Atlantic Wharf (4)	Q1 2011	Q1 2012	Boston, MA	1	790,000	$512,277,591	$552,900,000	$192,500,000	(5)	$—	$(151,877,591	)(5)	79	% (4)
2200 Pennsylvania Avenue (6)	Q1 2011	Q2 2012	Washington, DC	1	460,000	159,054,093	220,000,000	—		—	60,945,907		84	% (6)
510 Madison Avenue (7)	Q2 2011	Q4 2012	New York, NY	1	347,000	326,227,323	375,000,000	—		—	48,772,677		36%
500 North Capitol (30% ownership) (8)	Q4 2012	Q4 2013	Washington, DC	1	232,000	2,570,784	36,540,000	—		—	33,969,216		74%

Total Office Properties under Construction				4	1,829,000	$1,000,129,791	$1,184,440,000	$192,500,000		$—	$(8,189,791)		72%

Residential
Atlantic Wharf - Residential (86 Units) (9)	Q3 2011	Q2 2012	Boston, MA	1	78,000	$41,910,548	$47,100,000	$—		$—	$5,189,452		N/A
Atlantic Wharf - Retail					10,000	—	—	—		—	—		55%
2221 I Street, NW - Residential (335 units) (10)	Q2 2011	Q3 2012	Washington, DC	1	275,000	95,082,240	130,000,000	—		—	$34,917,760		N/A
2221 I Street, NW - Retail					50,000	—	—	—		—	—		100%

Total Residential Properties under Construction				2	413,000	$136,992,788	$177,100,000	$—		$—	$40,107,212		93%

Total Properties under Construction				6	2,242,000	$1,137,122,579	$1,361,540,000	$192,500,000		$—	$31,917,421		72%

PROJECTS PLACED-IN-SERVICE DURING 2011

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Debt	Drawn at March 31, 2011	Estimated Future Equity Requirement	Percentage Leased
				—	—	$—	$—	$—	$—	$—	—

Total Projects Placed in Service				—	—	$—	$—	$—	$—	$—	—

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	Number of Buildings	Existing Square Feet	Leased %	Annualized Revenue Per Leased SF (11)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future SF (12)

103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	$8.50	N	S	265,000
Waltham Office Center	Route 128 Mass Turnpike MA	1	67,005	28.4%	17.39	N	S	414,000	(13)
6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	10.91	N	S	386,000	(13)
North First Business Park	San Jose, CA	5	190,636	75.8%	15.83	N	S	683,000
635 Massachusetts Avenue	East End Washington DC	1	211,000	100.0%	28.31	N	CBD	450,000
12300 & 12310 Sunrise Valley (14)	Fairfax County VA	2	519,114	100.0%	45.07	N	S	523,000

Total Properties held for Re-Development		11	1,076,619	88.9%	$34.07			2,721,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Includes net revenue during lease up period.
(3)	Represents office and retail percentage leased as of April 29, 2011 and excludes residential space.
(4)	Project includes 17,000 square feet of retail space.
(5)	On October 1, 2010, the Company modified the construction loan facility by releasing from collateral the residential portion of the project and reducing the loan commitment from $215.0 million to $192.5 million. The Company has not drawn from the construction loan to date, but reserves the right to do so in the future.
(6)	Project includes 20,000 square feet of retail space and is subject to a ground lease expiring in 2068.
(7)	Acquired September 24, 2010, estimated future equity requirements include approximately $8 million of capitalized interest.
(8)	On January 18, 2011, the company executed an approximately 171,000 square foot 15 year lease with McDermott Will & Emery. The Company commenced redevelopment on March 26, 2011.
(9)	Project cost includes residential and retail components. Estimated Total Investment is net of $12.0 million of net proceeds from the sale of Federal Historical Tax Credits.
(10)	Project cost includes residential and retail components and is subject to a ground lease expiring in 2068.
(11)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(12)	Included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 48.
(13)	Total estimated square footage represents the entire site including the buildings reclassified to Land in Q1, 2010.
(14)	On September 14, 2010, the Company executed an approximately 523,000 square foot 20-year lease with the Defense Intelligence Agency (US Government) for the Company’s 12300 & 12310 Sunrise Valley Drive properties located in Reston, Virginia, which are currently 100% leased. The Company expects to commence redevelopment of 12310 Sunrise Valley Drive in the third quarter of 2011 and expects to have it available for occupancy during the first quarter of 2012. The Company expects to commence redevelopment of 12300 Sunrise Valley Drive in the second quarter of 2012 and have it available for occupancy during the second quarter of 2013.

Boston Properties, Inc.

First Quarter 2011

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of March 31, 2011

Location	Acreage	Approximate Developable Square Feet

San Jose, CA (1) (2)	44.0	2,409,364
Reston, VA (1)	36.3	1,253,886
Waltham, MA (1)	25.4	1,020,519
New York, NY (3)	1.0	1,000,000
Gaithersburg, MD	27.0	850,000
Springfield, VA (1)	17.8	773,612
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Boston, MA (4)	1.0	450,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Washington, DC (1) (5)	1.7	239,000
Cambridge, MA	1.1	170,000
Andover, MA	10.0	110,000
New York, NY (50% ownership) (6)	0.2	TBD

	370.2	10,495,381

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of March 31, 2011

Location	Acreage	Approximate Developable Square Feet

Princeton, NJ (7)	143.1	1,780,000
Cambridge, MA (8)	—	500,000

	143.1	2,280,000

(1)	Excludes the existing square footage related to sites being held for future re-development included on page 47.
(2)	Includes an additional 460,000 of developable square footage at our 3200 Zanker Road project.
(3)	On November 30, 2009, we completed the construction of foundations and steel/deck to grade at 250 West 55th Street to facilitate a restart of construction in the future.
(4)	Excludes 250,000 developable square feet of which the Company executed an agreement to ground lease with a Residential Developer.
(5)	The Company commenced redevelopment of the 232,000 square foot 500 North Capitol project on March 26, 2011 and expects to have it available for occupancy during the fourth quarter 2012. The remaining square footage for Washington, DC represents the increase in square footage of the future 635 Massachusetts Avenue project over the existing building square footage.
(6)	The venture owns five lots with air rights and developable square footage remains to be determined.
(7)	Option to purchase at a fixed price of $30.50 per square foot plus annual non-refundable option payments of $125,000. Development rights will terminate upon the sale of Carnegie Center.
(8)	An additional 300,000 square feet of development rights for office/lab space was granted as part of a zoning change in Q3 2010. The Company also has the option to purchase 200,000 square feet of residential rights.

Boston Properties, Inc.

First Quarter 2011

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to Boston Properties, Inc. and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, fair value interest adjustment, losses from early extinguishments of debt, impairments, ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment, non-cash stock-based compensation expense, and partners’ share of joint venture 2nd generation tenant improvement and leasing commission, (2) eliminating the effects of straight-line rent and fair value lease revenue, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions (included in the period in which the lease commences); and (4) subtracting the gain from suspension of development, non-cash termination income and non-cash income from the termination of a management agreement. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. The calculation of total consolidated market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Combined Debt to Total Combined Market Capitalization Ratio

Total combined debt to total combined market capitalization ratio, defined as total combined debt (which equals our total consolidated debt plus our share of unconsolidated joint venture debt) as a percentage of the market value of our outstanding equity securities plus our total combined debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total combined market capitalization is the sum of (A) our total combined debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. The calculation of total combined market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved.

We present this ratio because, following our acquisitions of the General Motors Building, Two Grand Central Tower, 125 West 55th Street and 540 Madison Avenue through unconsolidated joint ventures in June and August 2008, our share of unconsolidated joint venture debt increased significantly compared to prior periods when the amount of assets held through unconsolidated joint ventures was significantly smaller. In light of the difference between our total consolidated debt and our total combined debt, we believe that presenting our total combined debt to total combined market capitalization as well may provide investors with a more complete picture of our leverage. Investors should understand that our total combined debt to total combined market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total combined debt to total combined market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

First Quarter 2011

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus income attributable to noncontrolling interests, corporate general and administrative expense, acquisition costs, depreciation and amortization, interest expense, loss from suspension of development, net derivative losses and losses from early extinguishments of debt, less interest income, development and management services income, gains from property dispositions and income from unconsolidated joint ventures. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of net operating income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Portfolio Net Operating Income (NOI)

Portfolio NOI is a non-GAAP financial measure equal to Combined NOI less our share of net operating income from the Value-Added Fund in recognition of the fact that we do not include non-core office properties held by the fund in the Company’s portfolio information tables or other portfolio level statistics because they have deficiencies in property characteristics which provide opportunity to create value. In some cases we also present Portfolio NOI on a cash basis, which is Portfolio NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI and Combined NOI, we use Portfolio NOI internally as a performance measure and believe Portfolio NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant, but excludes the impact of the Value-Added Fund. Therefore, we believe Portfolio NOI is a useful measure for evaluating the operating performance of our active portfolio, including both consolidated assets and those held by our unconsolidated joint ventures. Our management also uses Portfolio NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI and Combined NOI, we believe Portfolio NOI is useful to investors as a performance measure because, when compared across periods, Portfolio NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Portfolio NOI presented by us may not be comparable to Portfolio NOI reported by other REITs that define Portfolio NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Portfolio NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Portfolio NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures (other than the Value-Added Fund).

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired or repositioned after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures (other than the Value-Added Fund).

Annualized Revenue

Rental obligations at the end of the reporting period, including contractual base rents and reimbursements from tenants under existing leases, multiplied by twelve. These annualized amounts exclude rent abatements.

Future Annualized Revenue

Rental obligations including contractual base rents at lease expiration and reimbursements from tenants at the end of the current reporting period, multiplied by twelve. These annualized amounts exclude rent abatements.